Exhibit 4.1

CLI FUNDING V LLC

Issuer

and

U.S. BANK NATIONAL ASSOCIATION

Indenture Trustee

______________________________

SERIES 2013-1 SUPPLEMENT

Dated as of March 13, 2013

to

INDENTURE

March 18, 2011

______________________________

FIXED RATE ASSET BACKED NOTES, SERIES 2013-1

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Section 621.	Survival of Representations and Warranties	26
Section 622.	ERISA Lien	26

ARTICLE VII Miscellaneous Provisions		26
Section 701.	Ratification of Indenture	26
Section 702.	Counterparts	26
Section 703.	Governing Law	26
Section 704.	Notices to Rating Agency	26
Section 705.	Statutory References	26
Section 706.	Amendments and Modifications	27
Section 707.	Consent to Jurisdiction	27
Section 708.	Waiver of Jury Trial	27

EXHIBITS

EXHIBIT A-1	Form of 144A Global Notes
EXHIBIT A-2	Form of Regulation S Temporary Global Note
EXHIBIT A-3	Form of Permanent Regulation S Global Note
EXHIBIT A-4	Form of Note Issued to Institutional Accredited Investors
EXHIBIT B	Form of Certificate to be Given by Noteholder
EXHIBIT C	Form of Certificate to be Given by Euroclear or Clearstream
EXHIBIT D	Form of Certificate to be Given by Transferee of Beneficial Interest In a Regulation S Temporary Global Note
EXHIBIT E	Form of Transfer Certificate for Exchange or Transfer From 144A Book Entry Note to Regulation S Book Entry Note
EXHIBIT F	Form of Transfer Certificate for Exchange or Transfer From Regulations S Book Entry Note to a 144A Book Entry Note
EXHIBIT G	Form of Initial Purchaser Exchange Instructions
EXHIBIT H	Form of Purchaser Letter

SCHEDULES

SCHEDULE 1	Targeted Principal Balances

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SERIES 2013-1 SUPPLEMENT, dated as March 13, 2013 (as amended, modified, and supplemented from time to time in accordance with the terms hereof, this “Supplement”), between CLI Funding V LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Issuer”), and U.S. Bank National Association, a national banking association, as Indenture Trustee (the “Indenture Trustee”).

WHEREAS, pursuant to the Indenture, dated as of March 18, 2011 (as amended and supplemented from time to time in accordance with its terms, the “Indenture”), between the Issuer and the Indenture Trustee, the Issuer may from time to time direct the Indenture Trustee to authenticate one or more new Series of Notes. The Principal Terms of any new Series are to be set forth in a Supplement to the Indenture; and

WHEREAS, pursuant to Section 1006 of the Indenture, this Supplement is entered into by the Issuer and the Indenture Trustee to create a new Series of Notes (“Series 2013-1”) and to specify the Principal Terms thereof.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions; Calculation Guidelines

Section 101.                      Definitions.  (a)  Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

“144A Global Notes” means the 144A Global Notes substantially in the form of Exhibit A-1 hereto.

“Accelerated Principal Payment Amount” means an amount equal to the excess of (i) total principal payments actually paid to the Series 2013-1 Noteholders during the Accelerated Measurement Period, over (ii) the sum of the Minimum Principal Payment Amount, Scheduled Principal Payment Amounts and voluntary Prepayments actually paid to the Series 2013-1 Noteholders during the Accelerated Measurement Period.

“Accelerated Measurement Period” means the period commencing on the date on which an Early Amortization commences and ending on the date on which such Early Amortization Event is cured or waived in accordance with the terms of this Supplement and the Related Documents.

“Aggregate Series 2013-1 Note Principal Balance” means, as of any date of determination, an amount equal to the sum of Unpaid Principal Balances of all Series 2013-1 Notes then Outstanding which, as of the Series 2013-1 Closing Date, shall be Two Hundred Fifty Million Dollars ($250,000,000).

“Control Party” means, with respect to the Series 2013-1 Notes, the holders of Series 2013-1 Notes that are more than 50% of the then Aggregate Series 2013-1 Note Principal Balance of all Series 2013-1 Notes then Outstanding.

“DB” means Deutsche Bank Securities Inc., a corporation organized under the laws of the State of Delaware and its successors and permitted assigns.

“Default Interest” means, the incremental interest specified in Section 203(b) hereof over the amount of interest otherwise payable on such Payment Date pursuant to Section 203(a) hereof, payable by the Issuer resulting from (i) the failure of the Issuer to pay in full on any Payment Date any accrued and unpaid interest, fees, or indemnities on any Series 2013-1 Notes then Outstanding, (ii) the failure of the Issuer to pay in full on the Series 2013-1 Legal Final Maturity Date the then Unpaid Principal Balance of any Series 2013-1 Notes, or (iii) the failure of the Issuer to pay the Unpaid Principal Balance of any Series 2013-1 Notes upon the occurrence of an Event of Default and the acceleration of the Series 2013-1 Notes in accordance with the provisions of the Indenture.

“Default Rate” means, for any date of determination, an interest rate per annum equal to the sum of (i) two percent (2%) per annum, plus (ii) the interest rate per annum payable on such Note prior to the event giving rise to such Default Interest.

“DTC” shall have the meaning set forth in Section 207.

“Early Exercise Date” shall have the meaning set forth in Section 304 hereof.

“Final Funding Period Payment Date” shall have the meaning set forth in Section 303(b) hereof.

“Funding Period” shall have the meaning set forth in Section 303(a) hereof.

“Initial Commitment” means Two Hundred Fifty Million Dollars ($250,000,000).

“Initial Purchasers” means each of DB and WFS.

“Institutional Accredited Investors” shall have the meaning set forth in Section 207.

“ Interest Accrual Period” means, with respect to the Series 2013-1 Notes, the period beginning with, and including, a Payment Date and ending on the day before the next succeeding Payment Date; provided, however, with respect to the Series 2013-1 Notes, the initial Interest Accrual period will commence on the Series 2013-1 Closing Date.

“Last Exercise Date” shall have the meaning set forth in Section 304 hereof.

“Letter of Representations” means the Letter of Representations, dated as of March 8, 2013, between the Issuer and DTC.

“LPO Account” shall have the meaning set forth in Section 304 hereof.

“Mandatory Special Redemption” shall have the meaning set forth in Section 303(b) hereof.

“Mandatory Special Redemption Make Whole Amount” shall have the meaning set forth in Section 303(b) hereof.

“Mandatory Special Redemption Principal Amount” shall have the meaning set forth in Section 303(b) hereof.

“Minimum Principal Payment Amount” means, for the Series 2013-1 Notes on each Payment Date, an amount equal to the excess, if any, of (x) the Unpaid Principal Balance of the Series 2013-1 Notes, over (y) the Minimum Targeted Principal Balance for the Series 2013-1 Notes on such Payment Date.

“Minimum Targeted Principal Balance” means, with respect to the Series 2013-1 Notes for each Payment Date, the amount set opposite such Payment Date on Schedule 1 hereto, as such schedule may be adjusted from time to time in accordance with the terms of the Supplement.

“Multiple LPO Lease” shall have the meaning set forth in Section 304 hereof.

“Payment Date” means the eighteenth (18th) calendar day of each month or, if such day is not a Business Day, the next succeeding Business Day, commencing on April 18, 2013.

“Permanent Regulation S Global Notes” means the Permanent Regulation S Global Notes substantially in the form of Exhibit A-3.

“Pre-Funding Account” shall have the meaning set forth in Section 303(a) hereof.

“Pre-Funding Amount” shall have the meaning set forth in Section 303(a) hereof.

“Purchase Option” shall have the meaning set forth in Section 304 hereof.

“Qualified Institutional Buyers” shall have the meaning set forth in Section 207.

“Rating Agency” means, for Series 2013-1, S&P.

“Regulation S” shall have the meaning set forth in Section 207 hereof.

“Regulation S Global Notes” Collectively, the Regulation S Temporary Global Notes and the Permanent Regulation S Global Notes.

“Regulation S Temporary Global Notes” means the Regulation S Temporary Global Notes substantially in the form of Exhibit A-2.

“Rule 144A” shall have the meaning set forth in Section 207 hereof.

“S&P” means Standard & Poor’s Ratings Service, a Standard & Poor’s financial Services LLC business.

“Scheduled Principal Payment Amount” means, for the Series 2013-1 Notes on each Payment Date, an amount equal to the excess, if any, of (x) the Unpaid Principal Balance of the Series 2013-1 Notes (calculated after giving effect to any payment of the Minimum Principal Payment Amounts for the Series 2013-1 Notes actually paid on such Payment Date), over (y) the Scheduled Targeted Principal Balance for the Series 2013-1 Notes on such Payment Date.

“Scheduled Targeted Principal Balance” means, with respect to the Series 2013-1 Notes for each Payment Date, the amount set forth opposite such Payment Date on Schedule 1 hereto, as such schedule may be adjusted from time to time in accordance with the terms of the Indenture.

“Series 2013-1” means the Series of Notes the terms of which are specified in this Supplement.

“Series 2013-1 Closing Date” means March 13, 2013.

“Series 2013-1 Legal Final Maturity Date” means the Payment Date occurring in March 2028.

“Series 2013-1 Note” means any one of the notes issued pursuant to the terms of Section 201(a) of this Supplement, substantially in the form of any of Exhibit A-1, A-2, A-3, or A-4 to this Supplement, and any and all replacements or substitutions of such note.

“Series 2013-1 Note Interest Payment”  means, for each Payment Date, an amount equal to the product of (i) the Aggregate Series 2013-1 Note Principal Balance as of the first day of the related Interest Accrual Period, and (ii) an annual rate of interest equal to two and eighty-three hundredths of one percent (2.83%) per annum.  The Series 2013-1 Note Interest Payment will be calculated on the basis of a year consisting of twelve 30-day months.

“Series 2013-1 Note Principal Balance” means, with respect to any Series 2013-1 Note as of any date of determination, an amount equal to the excess of (x) the Initial Commitment of such Series 2013-1 Note as of the Series 2013-1 Closing Date, over (y) the cumulative amount of all Minimum Principal Payment Amounts, Scheduled Principal Payment Amounts and any other principal payments actually paid to the Series 2013-1 Noteholders subsequent to the Series 2013-1 Closing Date.

“Series 2013-1 Note Purchase Agreement” means the Series 2013-1 Note Purchase Agreement, dated as of March 6, 2013, among the Issuer, the Manager and the Initial Purchasers.

“Series 2013-1 Noteholder” means, at any time of determination for the Series 2013-1 Notes, any Person in whose name a Series 2013-1 Note is registered in the Note Register.

“Series 2013-1 Series Account” means the account of that name established in accordance with Section 301 hereof.

“Series 2013-1 Transaction Documents” shall mean, with respect to this Agreement, any and all of the Indenture, this Supplement, the Series 2013-1 Notes, the Management Agreement, the Contribution and Sale Agreement, the Series 2013-1 Note Purchase Agreement, the Director Services Agreement, the Intercreditor Agreement, the Manager Transition Agreement, any Interest Rate Hedge Agreements, together with any insurance policies related thereto, and any and all other agreements, documents, and instruments executed and delivered by or on behalf or in support of the Issuer with respect to the issuance and sale or administration of the Series 2013-1 Notes, as any of the foregoing may from time to time be amended, modified, supplemented, or renewed.

“Transferor” shall have the meaning set forth in Section 207 hereof.

“U.S. Person” shall have the meaning set forth in Section 207 hereof.

“WFS” means Wells Fargo Securities, LLC, a limited liability company organized under the laws of the State of Delaware and its successors and permitted assigns.

(b)           Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Indenture or, if not defined therein, as defined in the Series 2013-1 Note Purchase Agreement.

ARTICLE II

Creation of the Series 2013-1 Notes

Section 201.                      Designation.

(a)           There is hereby created a Series of Notes to be issued in one Class pursuant to the Indenture and this Supplement to be known as “CLI Funding V LLC Fixed Rate Asset Backed Notes, Series 2013-1”.  The Series 2013-1 Notes will be issued in the initial principal balance of Two Hundred Fifty Million Dollars ($250,000,000).  The Series 2013-1 Notes shall be “Senior Notes” under the Indenture and will not have priority over any other Senior Series of Notes, except to the extent set forth in the Supplement for such other Senior Series of Notes, and will not be subordinate to any other Senior Series of Notes.  The issuance date of the Series 2013-1 Notes is March 13, 2013.

(b)           The Payment Date with respect to the Series 2013-1 Notes shall be the eighteenth (18th) calendar day of each month, or, if such day is not a Business Day, the immediately following Business Day, commencing April 18, 2013.

(c)           Payments of principal on the Series 2013-1 Notes shall be payable from funds on deposit in the Series 2013-1 Series Account or otherwise at the times and in the amounts set forth in Article III of the Indenture and Article III of this Supplement.

(d)           The Series 2013-1 Notes are designated as a “Senior Series” and a Series of “Term Notes”, as each such term is used in the Indenture.

(e)           The “Expected Final Maturity Date” for Series 2013-1, as such term is used in the Indenture, is the Payment Date occurring in March 2023.

(f)           All of the Early Amortization Events set forth in Article XII of the Indenture are applicable to Series 2013-1.

(g)           The “Advance Rate” for Series 2013-1, as such term is used in the Indenture, is eighty-five percent (85%).

(h)           The “Related Documents” for Series 2013-1, as such term is used in the Indenture, shall be the Series 2013-1 Transaction Documents.

(i)           The “Rating Agency” for Series 2013-1, as such term is used in the Indenture, shall be S&P.

(j)           The “Record Date” with respect to the initial Payment Date for Series 2013-1 shall be March 13, 2013; and the “Record Date” with respect to each subsequent Payment Date for Series 2013-1 shall be determined in accordance with the definition of “Record Date” as set forth in Section 101 of the Indenture.

(k)           In accordance with Section 1006(b)(vii)(B) of the Indenture, the following conditions precedent shall constitute additional conditions precedent to the issuance of any additional Series under the Indenture on or following the date hereof: (A) such additional Series shall have a Legal Final Maturity Date (as defined in the Supplement for such additional Series) that is on or later than the Series 2013-1 Legal Final Maturity Date, (B) such additional Series shall have a Weighted Average Life that is not less than the remaining Weighted Average Life of the Series 2013-1 Notes as of the date of issuance of such additional Series and (C) unless such additional Series is a Subordinate Series, such additional Series shall have an Advance Rate that is equal to or less than the Advance Rate for the Series 2013-1 Notes.

(l)           In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall govern.

Section 202.                      Authentication and Delivery.

(a)           On the Series 2013-1 Closing Date, the Issuer shall sign, and shall direct the Indenture Trustee in writing pursuant to Section 201 of the Indenture to duly authenticate, and the Indenture Trustee, upon receiving such direction, shall (i) authenticate, subject to compliance with the conditions precedent set forth in Section 501 hereof, the Series 2013-1 Notes in accordance with such written directions, and (ii) subject to compliance with the conditions precedent set forth in Section 501 hereof, deliver such Series 2013-1 Notes to the Initial Purchasers in accordance with such written directions.

(b)           In accordance with Section 202 of the Indenture, the Series 2013-1 Notes sold in reliance on Rule 144A shall be represented by one or more Rule 144A Global Notes.  Any Series 2013-1 Notes sold in reliance on Regulation S shall be represented by one or more Regulation S Global Notes.  Any Series 2013-1 Notes sold to Institutional Accredited Investors shall be represented by one or more Definitive Notes.

(c)           The Series 2013-1 Notes shall be executed by manual or facsimile signature on behalf of the Issuer by any officer of the Issuer and shall be substantially in the forms of Exhibit A-1, A-2, A-3 and A-4 hereto, as applicable.

(d)           The Series 2013-1 Notes shall be issued in minimum denominations of $100,000 and in integral multiples of $1,000 thereafter; provided that one Note may be issued in a non-standard denomination.

Section 203.                      Interest Payments on the Series 2013-1 Notes.

(a)           Interest on Series 2013-1 Notes.  Interest on each Series 2013-1 Note shall (i) accrue during each Interest Accrual Period at a rate per annum equal to two and eighty-three hundredths of one percent (2.83%), (ii) be calculated on the basis of a year consisting of twelve 30-day months, (iii) be due and payable on each Payment Date, (iv) be calculated based on the Series 2013-1 Note Principal Balance of such Series 2013-1 Note, and (v) be payable from the Series 2013-1 Series Account in accordance with Section 302 hereto.  To the extent that the amount of interest which is due and payable on any Payment Date is not paid in full on such date, such shortfall, together with interest thereon at the Default Rate, shall be due and payable on the immediately succeeding Payment Date.

(b)           Default Interest on Overdue Amounts.  If the Issuer shall default in the payment of (i) the Series 2013-1 Note Principal Balance of any Series 2013-1 Notes on the Series 2013-1 Legal Final Maturity Date, or (ii) the Series 2013-1 Note Interest Payment on any Series 2013-1 Note on any Payment Date, or (iii) any other amount becoming due under this Supplement, the Issuer shall, from time to time, pay Default Interest on such unpaid amounts, to the extent permitted by Applicable Law, at a rate per annum equal to the Default Rate, for the period during which such principal, interest or other amount shall be unpaid from the due date of such payment to, but not including, the date of actual payment thereof (as well as before judgment).  Default Interest shall be payable at the times and subject to the priorities set forth in Section 302 of the Indenture and Section 302 of this Supplement.

(c)           Maximum Interest Rate.  In no event shall the interest charged with respect to a Series 2013-1 Note exceed the maximum amount permitted by Applicable Law.  If at any time the interest rate charged with respect to the Series 2013-1 Notes exceeds the maximum rate permitted by Applicable Law, the rate of interest to accrue pursuant to this Supplement and such Series 2013-1 Note shall be limited to the maximum rate permitted by Applicable Law.  If the total amount of interest paid or accrued on the Series 2013-1 Note under the foregoing provisions is less than the total amount of interest that would have accrued if the interest rate had at all times been in effect, the Issuer agrees to pay to the Series 2013-1 Noteholders an amount equal to the difference between (a) the lesser of (i) the amount of interest that would have accrued if the maximum rate permitted by Applicable Law had at all times been in effect, or (ii) the amount of interest that would have accrued if the interest rate had at all times been in effect, and (b) the amount of interest accrued in accordance with the other provisions of this Supplement.

Section 204.                      Principal Payments on the Series 2013-1 Notes.  The principal balance of the Series 2013-1 Notes shall be payable on each Payment Date from amounts on deposit in the Series 2013-1 Series Account in an amount equal to (i) so long as no Early Amortization Event nor an Event of Default is continuing, the Minimum Principal Payment Amount, the Scheduled Principal Payment Amount, and the allocable portion of the Supplemental Principal Payment Amount (if any) for such Series 2013-1 Note for such Payment Date to the extent that funds are available for such purpose in accordance with the provisions of Part I of paragraph (c) of Section 302 of the Indenture, (ii) if an Early Amortization Event, but not an Event of Default, has occurred and is continuing, the Minimum Principal Payment Amount, the Scheduled Principal Payment Amount and the Aggregate Series 2013-1 Note Principal Balance on such Payment Date (after giving effect to any payment of the Minimum Principal Payment Amount and the Scheduled Principal Amount for the Series 2013-1 Notes then outstanding actually paid on such Payment Date) to the extent that funds are available for such purposes in accordance with the provisions of Part (II) of paragraph (c) of Section 302 of the Indenture or (iii) if an Event of Default has occurred and is then continuing, the Minimum Principal Payment Amount, the Scheduled Principal Payment Amount and the Aggregate Series 2013-1 Note Principal Balance (after giving effect to any payment of the Minimum Principal Payment Amount and the Scheduled Principal Amount for the Series 2013-1 Notes then outstanding actually paid on such Payment Date) to the extent that funds are available for such purposes in accordance with the provisions of Part (III) of paragraph (c) of Section 302 of the Indenture.  Payment of the Supplemental Principal Payment Amount on each Payment Date is subordinated to payment in full on such Payment Date of the Minimum Principal Payment Amount and the Scheduled Principal Payment Amount for the Series 2013-1 Notes and any other Notes then Outstanding.  The unpaid principal amount of each Series 2013-1 Note, together with all unpaid interest (including all Default Interest), indemnifications, fees, expenses, costs, and other amounts payable by the Issuer to the Series 2013-1 Noteholders, the Indenture Trustee and any Interest Rate Hedge Provider pursuant to the terms of the Indenture and this Supplement, shall be due and payable in full on the earlier to occur of (x) the date on which an Event of Default shall occur and the Series 2013-1 Notes have been accelerated in accordance with the provisions of Section 802 of the Indenture and (y) the Series 2013-1 Legal Final Maturity Date.

Section 205.                      Prepayment of Principal on the Series 2013-1 Notes.

(a)           The Issuer will not be permitted to make a voluntary Prepayment of all or a portion of, the principal balance of the Series 2013-1 Notes prior to the twenty-fourth (24th) Payment Date following the Series 2013-1 Closing Date.  On the twenty-fifth (25th) Payment Date following the Series 2013-1 Closing Date and on each Payment Date thereafter, the Issuer will have the option to prepay without penalty on any Payment Date all, or any portion of, the Principal Balance of the Series 2013-1 Notes in a minimum amount of $100,000, together with accrued interest thereon and any early termination fees owing pursuant to the terms of any Interest Rate Hedge Agreements.  The Issuer shall provide prior written notice of any Prepayment to the Indenture Trustee and the Series 2013-1 Noteholders.  Nothing contained herein shall prohibit any allocation to the Series 2013-1 Noteholders of Supplemental Principal Payment Amounts in accordance with Section 702(a) of the Indenture on any Payment Date or the mandatory redemption of the Notes on the Final Funding Period Payment Date from amounts on deposit in the Pre-Funding Account.  Any optional Prepayment of the Series 2013-1 Note Principal Balance shall also include any early termination fees owing pursuant to the terms of any Interest Rate Hedge Agreement and accrued interest to the date of Prepayment on the amount being prepaid.  The Issuer may not make such optional Prepayment from funds in the Trust Account, the Series 2013-1 Series Account, the Restricted Cash Account, the Manager Collection Account, the Pre-Funding Account or the Manager Transition Account, except to the extent that funds in any such account would otherwise be payable to the Issuer in accordance with the terms of this Supplement.  In the event of any optional Prepayment of the Notes in accordance with this Section 205 or any other provision of the Indenture, the Issuer shall pay any termination, notional reduction, breakage or other fees or costs assessed by any Interest Rate Hedge Provider by reason thereof.

(b)           Any Prepayment of less than the Aggregate Series 2013-1 Note Principal Balance of the Series 2013-1 Notes made in accordance with the provisions of Section 205 hereof shall be applied to reduce, by a pro rated portion of the amount of such Prepayment, the Minimum Targeted Principal Balances and Scheduled Targeted Principal Balances in respect of each subsequent Payment Date.

In addition, if an Early Amortization Event has occurred and been subsequently cured and/or waived, the Accelerated Principal Payment Amount shall be applied to reduce, by a pro rated portion of such Accelerated Principal Payment Amount, the Minimum Targeted Principal Balances and Scheduled Targeted Principal Balances in respect of each subsequent Payment Date.

(c)           The Issuer shall provide at least three (3) Business Days’ prior written notice of any Prepayment to the Indenture Trustee and the Holders of the Series 2013-1 Notes.

Section 206.                      Payments of Principal and Interest.  All payments of principal and interest on the Series 2013-1 Notes shall be paid to the Series 2013-1 Noteholders reflected in the Note Register as of the related Record Date by wire transfer of immediately available funds for receipt prior to 2:00 p.m. (New York City time) on the related Payment Date.  Any payments received by the Series 2013-1 Noteholders after 2:00 p.m. (New York City time) on any day shall be considered to have been received prior to 2:00 p.m. (New York City time) on the next succeeding Business Day.

Section 207.                      Restrictions on Transfer.

(a)           On the Series 2013-1 Closing Date, the Issuer shall sell the Series 2013-1 Notes to the Initial Purchasers pursuant to the Series 2013-1 Note Purchase Agreement and deliver such Series 2013-1 Notes in accordance herewith and therewith.  Thereafter, no Series 2013-1 Note may be sold, transferred, or otherwise disposed of except in compliance with the provisions of the Indenture and except as follows:

(A)           to Persons that the transferring Person reasonably believes are Qualified Institutional Buyers in reliance on the exemption from the registration requirements of the Securities Act provided by Rule 144A promulgated thereunder (“Rule 144A”);

(B)           not to a U.S. Person in offshore transactions in reliance on Regulation S under the Securities Act (“Regulation S”); or

(C)           to institutional “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act (“Institutional Accredited Investors”) that take delivery of such Series 2013-1 Note in an amount of at least $100,000 and that deliver an Purchaser Letter substantially in the form of Exhibit H to this Supplement to the Indenture Trustee.

The Indenture Trustee shall have no obligations or duties with respect to determining whether any transfers of the Series 2013-1 Notes are made in accordance with the Securities Act or any other law; provided that with respect to Definitive Notes, the Indenture Trustee shall enforce such transfer restrictions in accordance with the terms set forth in this Supplement.

(b)           Each purchaser (other than the Initial Purchasers) of the Series 2013-1 Notes (including any purchaser, other than the Initial Purchasers, of an interest in the Series 2013-1 Notes which are Global Notes) shall be deemed to have acknowledged and agreed as follows:

(i)           It is (A) a qualified institutional buyer as defined in Rule 144A (“Qualified Institutional Buyer”) and is acquiring such Series 2013-1 Notes for its own institutional account or for the account or accounts of a Qualified Institutional Buyer, (B) purchasing such Series 2013-1 Notes in a transaction exempt from registration under the Securities Act and in compliance with the provisions of this Supplement and in compliance with the legend set forth in clause (iv) below, or (C) not a U.S. Person as defined in Regulation S (a “U.S. Person”) and is acquiring such Series 2013-1 Notes outside of the United States;

(ii)           It represents and warrants to the Initial Purchasers, the Issuer, the Indenture Trustee, and the Manager that (a) either (1) it is not, and is not acting on behalf of, a Plan or a governmental, church or non-U.S. plan which is subject to any federal, state, local, or non-U.S. law that is similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code, and no part of the assets to be used by it to purchase or hold the Notes or any interest therein constitutes the assets of any Plan or such a governmental, church, or non-U.S. plan; or (2) (A) the acquisition, holding, and disposition of the Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, or non-U.S. plan, a violation of any similar federal, state, local, or non-U.S. law) and (B) the Notes are rated investment grade or better and such Person believes that the Notes are properly treated as indebtedness without substantial equity features for purposes of Section 2510.3-101 of the regulations issued by the U.S. Department of Labor, and agrees to so treat the Notes; and (b) it will not sell or otherwise transfer the Notes or any interest therein otherwise than to a purchaser or transferee that represents and agrees with respect to its purchase, holding, and disposition of the Notes to the same effect as the purchaser's representation and agreement set forth in this clause (b)(ii) of Section 207.  Alternatively, regardless of the rating of the Series 2013-1 Notes, such person may provide the Indenture Trustee with an Opinion of Counsel (in form and substance satisfactory to the Issuer and the Indenture Trustee), which Opinion of Counsel will not be at the expense of the Issuer, the Seller, the Initial Purchasers, the Indenture Trustee, the Manager or any successor Manager which opines that the purchase, holding and transfer of such Series 2013-1 Note or interest therein is permissible under Applicable Law, will not constitute or result in a non exempt prohibited transaction under ERISA or Section 4975 of the Code (or, in the case of a governmental, church or non-U.S. Plan, a violation of any similar federal, state, local or non-U.S. law) and will not subject the Issuer, the Seller, the Indenture Trustee, the Manager or any successor Manager to any obligation in addition to those undertaken in the Indenture;

(iii)           It understands that the Series 2013-1 Notes are being transferred to it in a transaction not involving any public offering within the meaning of the Securities Act, and that, if in the future it decides to resell, pledge, or otherwise transfer any Series 2013-1 Notes, such Series 2013-1 Notes may be resold, pledged or transferred only in accordance with applicable state securities laws and (1) in a transaction meeting the requirements of Rule 144A, to a Person that the seller reasonably believes is a Qualified Institutional Buyer that purchases for its own account (or for the account or accounts of a Qualified Institutional Buyer) and to whom notice is given that the resale, pledge, or transfer is being made in reliance on Rule 144A, (2) to a Person that is an Institutional Accredited Investor, is taking delivery of such Series 2013-1 Notes in an amount of at least $100,000, and delivers a Purchaser Letter to the Indenture Trustee, or (3) in an offshore transaction in accordance with Rule 903 or 904 of Regulation S; and

(iv)           It understands that each Series 2013-1 Note shall bear a legend substantially to the following effect:

[For Book-Entry Notes Only:  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT SUCH NOTE MAY BE RESOLD, PLEDGED, OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON THAT IS AN INSTITUTIONAL “ACCREDITED INVESTOR,” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3), OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH NOTE IN AN AMOUNT OF AT LEAST $100,000 AND DELIVERS A PURCHASER LETTER TO THE INDENTURE TRUSTEE IN THE FORM ATTACHED TO THE SUPPLEMENTS.

EACH PURCHASER OF A NOTE SHALL REPRESENT OR BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASERS, THE ISSUER, THE INDENTURE TRUSTEE, AND THE MANAGER THAT (A) EITHER (1) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, A PLAN OR A GOVERNMENTAL, CHURCH, OR NON-U.S. PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE, LOCAL, OR NON-U.S. LAW THAT IS SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND NO PART OF THE ASSETS TO BE USED BY IT TO PURCHASE OR HOLD THE NOTES OR ANY INTEREST THEREIN CONSTITUTES THE ASSETS OF ANY PLAN OR SUCH A GOVERNMENTAL, CHURCH, OR NON-U.S. PLAN; OR (2) (A) THE ACQUISITION, HOLDING, AND DISPOSITION OF THE NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH, OR NON-U.S. PLAN, A VIOLATION OF ANY SIMILAR FEDERAL, STATE, LOCAL, OR NON-U.S. LAW) AND (B) THE NOTES ARE RATED INVESTMENT GRADE OR BETTER AND SUCH PERSON BELIEVES THAT THE SERIES 2013-1 NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF SECTION 2510.3-101 OF THE REGULATIONS ISSUED BY THE U.S. DEPARTMENT OF LABOR, AND AGREES TO SO TREAT THE NOTES;

AND (B) IT WILL NOT SELL OR OTHERWISE TRANSFER THE NOTES OR ANY INTEREST THEREIN OTHERWISE THAN TO A PURCHASER OR TRANSFEREE THAT REPRESENTS AND AGREES WITH RESPECT TO ITS PURCHASE, HOLDING, AND DISPOSITION OF THE NOTES TO THE SAME EFFECT AS THE PURCHASER'S REPRESENTATION AND AGREEMENT SET FORTH IN THIS SENTENCE.  ALTERNATIVELY, REGARDLESS OF THE RATING OF THE SERIES 2013-1 NOTES, SUCH PERSON MAY PROVIDE THE INDENTURE TRUSTEE WITH AN OPINION OF COUNSEL (IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE), WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE ISSUER, THE SELLER, THE INITIAL PURCHASERS, THE INDENTURE TRUSTEE, THE MANAGER OR ANY SUCCESSOR MANAGER WHICH OPINES THAT THE PURCHASE, HOLDING AND TRANSFER OF SUCH SERIES 2013-1 NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, A VIOLATION OF ANY SIMILAR FEDERAL, STATE, LOCAL OR NON-U.S. LAW) AND WILL NOT SUBJECT THE ISSUER, THE SELLER, THE INDENTURE TRUSTEE, THE MANAGER OR ANY SUCCESSOR MANAGER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.

THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.]

(v)           It is not a Competitor.

(vi)           Each investor described in Section 207(a)(B) understands that the Series 2013-1 Notes have not and will not be registered under the Securities Act, that any offers, sales, or deliveries of the Series 2013-1 Notes purchased by it in the United States or to U.S. Persons prior to the date that is 40 days after the later of (i) the commencement of the distribution of the Series 2013-1 Notes and (ii) the Series 2013-1 Closing Date, may constitute a violation of United States law, and that distributions of principal and interest will be made in respect of such Series 2013-1 Notes only following the delivery by the holder of a certification of non-U.S. beneficial ownership or the exchange of beneficial interest in Regulation S Temporary Global Notes for beneficial interests in the related 144A Book-Entry Global Notes (which in each case will itself require a certification of non-U.S. beneficial ownership), at the times and in the manner set forth in this Supplement.

(vii)           The Regulation S Temporary Global Notes representing the Series 2013-1 Notes sold to each investor described in Section 207(a)(B) will bear a legend to the following effect, unless the Issuer determines otherwise consistent with Applicable Law:

[FOR REGULATION S TEMPORARY GLOBAL NOTES ONLY:

1.           EACH INVESTOR IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT UNDERSTANDS THAT THE NOTES HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT, THAT ANY OFFERS, SALES, OR DELIVERIES OF THE NOTES PURCHASED BY IT IN THE UNITED STATES OR TO U.S. PERSONS PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMMENCEMENT OF THE DISTRIBUTION OF THE NOTES AND (II) THE SERIES 2013-1 CLOSING DATE, MAY CONSTITUTE A VIOLATION OF UNITED STATES LAW, AND THAT DISTRIBUTIONS OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH NOTES ONLY FOLLOWING THE DELIVERY BY THE HOLDER OF A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP OR THE EXCHANGE OF BENEFICIAL INTEREST IN REGULATION S TEMPORARY BOOK-ENTRY NOTES FOR BENEFICIAL INTERESTS IN THE RELATED RULE 144A BOOK-ENTRY NOTES (WHICH IN EACH CASE WILL ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE INDENTURE AND THE SUPPLEMENT.

2.           THE REGULATION S TEMPORARY BOOK-ENTRY NOTES REPRESENTING THE NOTES SOLD TO EACH INVESTOR IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT WILL BEAR A LEGEND TO THE FOLLOWING EFFECT, UNLESS THE ISSUER DETERMINES OTHERWISE CONSISTENT WITH APPLICABLE LAW:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMPLETION OF THE DISTRIBUTION OF THE NOTES AND (II) THE SERIES 2013-1 CLOSING DATE, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE PROCEDURES SPECIFIED IN THE INDENTURE.]

(viii)           It is purchasing one or more Series 2013-1 Notes in an amount of at least $100,000 and it understands that such Series 2013-1 Notes may be resold, pledged, or otherwise transferred only in an amount of at least $100,000.

(ix)           The Indenture Trustee shall not permit the transfer of any Series 2013-1 Notes unless such transfer complies with the terms of the foregoing legends and, in the case of a transfer to an Institutional Accredited Investor (other than a Qualified Institutional Buyer), the transferee delivers a completed Purchaser Letter to the Indenture Trustee.

(c)           Forms substantially in the form of Exhibit(s) B through G, as appropriate, shall be completed in connection with any transfer of the Series 2013-1 Notes.

Any notice to the Holders of Notes will be validly given (i) by either of (a) the information contained in such notice appearing on the relevant page of the Reuters Screen or such other medium for the electronic display of data as may be approved by the Issuer with notice to Holders of the Notes or (b) publication in the Financial Times and The Wall Street Journal (National Edition) or, if either newspaper will cease to be published or timely publication therein will not be practicable, in such English language newspaper or newspapers as the Issuer will approve having a general circulation in Europe and the United States and (ii) until such time as any Definitive Notes are issued in exchange for the Notes and, so long as such Notes are registered in the name of a nominee for DTC, Euroclear, and/or Clearstream, delivery of the relevant notice to DTC, Euroclear, and/or Clearstream for communication by them to the Holders of the Notes.

ARTICLE III

Series 2013-1 Series Account and Allocation and Application
of Amounts Therein; Pre-Funding Account

Section 301.                      Series 2013-1 Series Account.  The Indenture Trustee shall establish on or prior to the Series 2013-1 Closing Date and maintain, so long as any Series 2013-1 Note is Outstanding, an Eligible Account which shall be designated as the Series 2013-1 Series Account, which account shall be held in the name of the Indenture Trustee (in its capacity as Securities Intermediary of the Indenture Trustee) for the benefit of the Series 2013-1 Noteholders.  In furtherance of the Grant set forth in the Indenture, the Issuer hereby Grants to the Indenture Trustee for the benefit of the Series 2013-1 Noteholders, among other things, a Lien on the Series 2013-1 Series Account.  All deposits of funds by or for the benefit of the Series 2013-1 Noteholders from the Trust Account, shall be accumulated in, and withdrawn from, the Series 2013-1 Series Account in accordance with the provisions of the Indenture and this Supplement.

Section 302.                      Distributions from Series 2013-1 Series Account.  On each Payment Date, the Indenture Trustee shall distribute funds then on deposit in the Series 2013-1 Series Account in accordance with the provisions of either subsection (I), (II) or (III) of this Section 302.

(I)           If neither an Early Amortization Event nor an Event of Default shall have occurred and be continuing with respect to any Series of Notes:

(1)           To each Holder of a Series 2013-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Series 2013-1 Note Interest Payment (exclusive of Default Interest) then due and payable for such Payment Date;

(2)           To each Holder of a Series 2013-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Minimum Principal Payment Amount then due and payable to the Holders of the Series 2013-1 Notes on such Payment Date;

(3)           To each Holder of a Series 2013-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Scheduled Principal Payment Amount then due and payable to the Holders of the Series 2013-1 Notes on such Payment Date;

(4)           To each Holder of a Series 2013-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Supplemental Principal Payment Amount then due and payable to the Holders of the Series 2013-1 Notes on such Payment Date, if any;

(5)           To each Holder of a Series 2013-1 Note on the immediately preceding Record Date, any indemnification, expenses, and any other amounts (including Default Interest) then due and owing, pro rata; and

(6)           After application of the amounts required to be paid pursuant to Section 302 of the Indenture, to the Issuer or at the Issuer’s direction, including to the LPO Account in accordance with Section 304 hereof.

(II)           If an Early Amortization Event shall have occurred and be continuing with respect to any Series but no Event of Default shall have occurred and be continuing with respect to any Series:

(1)           To each Holder of a Series 2013-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Series 2013-1 Note Interest Payments (exclusive of Default Interest) then due and payable on such Payment Date;

(2)           To each Holder of a Series 2013-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Minimum Principal Payment Amount then due and payable to the Holders of the Series 2013-1 Notes on such Payment Date;

(3)           To each Holder of a Series 2013-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Scheduled Principal Payment Amount then due and payable to the Holders of the Series 2013-1 Notes on such Payment Date;

(4)           To each Holder of a Series 2013-1 Note on the immediately preceding Record Date, an amount equal to the Aggregate Series 2013-1 Note Principal Balance, pro rata, based on the then Unpaid Principal Balance for Series 2013-1;

(5)           To each Holder of a Series 2013-1 Note on the immediately preceding Record Date, any indemnification, expenses and any other amounts (exclusive of Default Interest) due and owing to each Holder of a Series 2013-1 Note on the immediately preceding Record Date;

(6)           To each Holder of a Series 2013-1 Note on the immediately preceding Record Date, an amount equal to the Default Interest then due and payable to the Holders of a Series 2013-1 Note, including accrued and unpaid Default Interest, pro rata; and

(7)           After application of the amounts required to be paid pursuant to Section 302 of the Indenture, to the Issuer, any remaining Available Distribution Amounts.

(III)           If an Event of Default shall have occurred and be continuing with respect to any Series:

(1)           To each Holder of a Series 2013-1 Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Series 2013-1 Note Interest Payments (exclusive of Default Interest) then due and payable on such Payment Date;

(2)           To each Holder of a Series 2013-1 Note on the immediately preceding Record Date, an amount equal to the Minimum Principal Payment Amount then due and payable on such Payment Date, pro rata, based on the Unpaid Principal Balance at the time of such Event of Default;

(3)           To each Holder of a Series 2013-1 Note on the immediately preceding Record Date, an amount equal to the Scheduled Principal Payment Amount then due and payable on such Payment Date, pro rata, based on the Unpaid Principal Balance at the time of such Event of Default;

(4)           To each Holder of a Series 2013-1 Note on the immediately preceding Record Date, an amount equal to the Aggregate Series 2013-1 Note Principal Balance, pro rata, based on the then Unpaid Principal Balance of Series 2013-1 at the time of such Event of Default;

(5)           To each Holder of a Series 2013-1 Note on the immediately preceding Record Date, an amount equal to any other amounts (including Default Interest) then due and payable to the Holders of Series 2013-1 Note, including accrued and unpaid Default Interest, pro rata; and

(6)           After application of the amounts required to be paid pursuant to Section 302 of the Indenture, to the Issuer, any remaining Available Distribution Amounts.

Any amounts payable to a Noteholder shall be made by wire transfer of immediately available funds to the account that such Noteholder has designated to the Indenture Trustee in writing on or prior to the Business Day immediately preceding the Payment Date.

Section 303.                      Pre-Funding Account for Series 2013-1 Notes.

(a)           The Indenture Trustee has established and shall maintain in its name, so long as such account is required under the Indenture, an Eligible Account which shall be designated as the Pre-Funding Account (the “Pre-Funding Account”).  The Pre-Funding Account shall only be relocated in accordance with the provisions of Section 303(e) of the Indenture.  On the Series 2013-1 Closing Date, the Issuer shall deposit into the Pre-Funding Account approximately $25,000,000 (the “Pre-Funding Amount”) from the proceeds of the sale of the Series 2013-1 Notes.  The Pre-Funding Account is designed solely to hold funds that will be used to acquire additional Containers from the Seller during the Funding Period.  The “Funding Period” will be the period from the Series 2013-1 Closing Date until the earliest to occur of (i) the date on which the remaining Pre-Funding Amount is less than $25,000, (ii) the date on which an Event of Default occurs, (iii) the date on which an Early Amortization Event occurs or (iv) the close of business on the date that is the three-month anniversary of the Series 2013-1 Closing Date.

(b)           In the event that any portion of the Pre-Funding Amount remains on deposit in the Pre-Funding Account after giving effect to the sale by the Seller to the Issuer of all additional Containers, including any such acquisition and conveyance on the date on which the Funding Period ends, the Series 2013-1 Notes will be redeemed (a “Mandatory Special Redemption”) in part on the Payment Date (the “Final Funding Period Payment Date”) immediately succeeding the date on which the Funding Period ends (or on the Payment Date on which the Funding Period ends, if the Funding Period ends on a Payment Date).  The aggregate principal amount of the Series 2013-1 Notes redeemed in the Mandatory Special Redemption (such amount, the “Mandatory Special Redemption Principal Amount”) shall be equal to the amount remaining on deposit in the Pre-Funding Account on the Final Funding Period Payment Date and shall be deposited in the Series Account for the Series 2013-1 Notes.  In addition, a Mandatory Special Redemption Make Whole Amount shall be due and payable by the Issuer to the Noteholders pro rata on the Final Funding Period Payment Date with respect to any Mandatory Special Redemption.  The “Mandatory Special Redemption Make Whole Amount” shall be equal to the positive difference, if any, of (i) the present value of the expected principal and interest payments with respect to the Mandatory Special Redemption Principal Amount, if it were assumed that the Mandatory Special Redemption Principal Amount would remain outstanding and pay timely interest, minimum and scheduled principal payments through the twenty-fourth (24th) Payment Date following the Series 2013-1 Closing Date, at which time it would be assumed to be paid in full, discounted at the Mandatory Special Redemption Discount Rate, minus (ii) the Mandatory Special Redemption Principal Amount.  The “Mandatory Special Redemption Discount Rate” will be the interpolated “Swap Rate” with a tenor that is equal to the remaining weighted average life of the Mandatory Special Redemption Principal Amount, based on assumed minimum and scheduled principal payments through a repayment on the 24th Payment Date following the Series 2013-1 Closing Date.

(c)           In the event that no Series 2013-1 Notes are Outstanding on the Final Funding Period Payment Date, all funds then on deposit in the Pre-Funding Account shall be transferred to the Trust Account for application in accordance with Section 302 on such Payment Date.

Section 304.                      LPO Account.

(a)           The Indenture Trustee has established and shall maintain in its name, so long as the Issuer owns any Multiple LPO Lease, an Eligible Account which shall be designated as the LPO Account (the “LPO Account”).  The LPO Account will hold a portion of the funds otherwise distributable to the Issuer pursuant to the priority of payments set forth in Section 302 of the Indenture if the User under a lease which contains multiple fixed price purchase options (each, a “Purchase Option”) exercisable by such User (each such lease, a “Multiple LPO Lease”) exercises such purchase option at the earliest exercise date set forth in such Multiple LPO Lease (such date, the “Early Exercise Date”).

(b)           If a User under a Multiple LPO Lease exercises the Purchase Option on the Early Exercise Date, the Issuer hereby irrevocably directs the Indenture Trustee to deposit into the LPO Account on the Payment Date immediately following such Early Exercise Date from funds otherwise distributable to the Issuer pursuant to the priority of payments set forth in Section 302 of the Indenture an amount equal to the lesser of (x) the product of (i) the Advance Rate and (ii) the fixed price purchase option payment paid by the User on the Early Exercise Date and (y) the amount of funds distributable to the Issuer pursuant to Section 302 of the Indenture on such Payment Date.

(c)           From time to time, the Issuer may, at its option, elect to deposit additional funds into the LPO Account from amounts otherwise distributable to the Issuer in accordance with the terms of the Indenture or from other sources of funds available to the Issuer.  Any such deposits made pursuant to the terms of this Section 304(c) shall be in addition to funds deposited into the LPO Account pursuant to Section 304(b).  Any funds deposited into the LPO Account by the Issuer pursuant to the provisions of this Section 304(c) shall be released to the Issuer only at the times and in the amounts set forth in Section 304(f).

(d)           The Indenture Trustee shall, based on the Manager Report, withdraw amounts from the LPO Account on each Payment Date (on which no Early Amortization Event is continuing) occurring prior to the last exercise date of fixed purchase option set forth in a Multiple LPO Lease (such date, the “Last Exercise Date”) to the extent necessary to pay in full the Minimum Principal Payment Amounts and Scheduled Principal Payment Amounts on the Series 2013-1 Notes, all previously issued Series of Notes and all Additional Series in accordance with the priority set forth in Section 302(d) of the Indenture.  All such amounts withdrawn from the LPO Account will be paid by the Indenture Trustee directly to the Noteholders of the appropriate Series.

(e)           On the first Payment Date on which an Early Amortization Event has occurred and is continuing, all amounts then on deposit in the LPO Account shall be paid as an additional principal payment to the Holders of the Series 2013-1 Notes, all previously issued Series of Notes and all Additional Series in accordance with the priority of payments set forth in clauses (11)(A), (12) and (13) of Part II of Section 302(c) of the Indenture.

(f)           On the Payment Date immediately following the Last Exercise Date for the LPO Lease with the latest Last Exercise Date, if no Early Amortization Date is then continuing, any remaining funds related to such Multiple LPO Lease then on deposit in the LPO Account will be released to the Issuer.

(g)           On and following the date on which no Series 2013-1 Notes are Outstanding, the provisions of this Section 303 shall nevertheless remain in effect until the remaining funds on deposit in the LPO Account have been applied in accordance with paragraphs (d), (e) or (f) of this Section 304.  The provisions of Section 303 of the Indenture shall be applicable to the LPO Account and are hereby incorporated by reference into this Section 304.

ARTICLE IV

Additional Covenants

In addition to the covenants set forth in Article VI of the Indenture, the Issuer hereby makes the following additional covenants for the benefit of the Series 2013-1 Noteholders:

Section 401.                      Other Information.  For so long as any of the Series 2013-1 Notes are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and the Issuer is not subject to  Section 13 or 15(d) of the Exchange Act, the Issuer will, and shall cause the Manager to (i) provide or cause to be provided to any Series 2013-1 Noteholder, or to any prospective purchaser thereof designated by such Series 2013-1 Noteholder, upon the request of such Noteholder or prospective Series 2013-1 Noteholder, the information required to be provided to such Holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (ii) update such information to prevent such information from becoming materially false and materially misleading in a manner adverse to any Series 2013-1 Noteholder.

Section 402.                      Use of Proceeds.  The proceeds from the issuance of the Series 2013-1 Notes shall be used as follows:  (i) to acquire additional Containers, Sold Assets, and other Collateral (ii) to reduce certain outstanding Indebtedness of the Issuer, (iii) to pay the costs of issuance of the Series 2013-1 Notes and (iv) for other general business purposes.

ARTICLE V

Conditions to Issuance

Section 501.                      Conditions to Issuance.  The Indenture Trustee shall not authenticate the Series 2013-1 Notes unless (i) all conditions to the issuance and purchase of the Series 2013-1 Notes under the Series 2013-1 Note Purchase Agreement shall have been satisfied, and (ii) the Issuer shall have delivered a certificate to the Indenture Trustee to the effect that all conditions set forth in the Series 2013-1 Note Purchase Agreement shall have been satisfied.

ARTICLE VI

Representations and Warranties

To induce the Series 2013-1 Noteholders to purchase the Series 2013-1 Notes hereunder, the Issuer hereby represents and warrants as of the Series 2013-1 Closing Date to the Indenture Trustee for the benefit of the Series 2013-1 Noteholders that:

Section 601.                      Existence.  The Issuer is a limited liability company duly organized and validly existing under the laws of the State of Delaware.  The Issuer is in good standing and is duly qualified to do business in each jurisdiction where the failure to do so would have a material adverse effect upon the financial condition and business of the Issuer, including, without limitation, its ability to collect payments under the Leases.

Section 602.                      Authorization.  The Issuer has the power and is duly authorized to execute and deliver the Indenture, this Supplement, and the other Related Documents to which it is a party; the Issuer is and will continue to be duly authorized to borrow monies hereunder and under the Indenture; and the Issuer is and will continue to be authorized to perform its obligations under the Indenture, this Supplement, and the other Related Documents.  The execution, delivery, and performance by the Issuer of the Indenture, this Supplement, and the other Related Documents to which it is a party and the borrowings hereunder do not and will not require any consent or approval of any Governmental Authority, the Manager, or any other Person which has not already been obtained.

Section 603.                      No Conflict; Legal Compliance.  The execution, delivery, and performance of the Indenture, this Supplement, and each of the other Related Documents and the execution, delivery, and payment of the Series 2013-1 Notes will not: (a) contravene any provision of the Issuer’s constituent or organizational documents; (b) contravene, conflict with, or violate any Applicable Law or regulation, or any order, writ, judgment, injunction, decree, determination, or award of any Governmental Authority; or (c) violate or result in the breach of, or constitute a default under the Indenture, the other Related Documents, any other indenture or other loan or credit agreement, or other agreement or instrument to which the Issuer is a party or by which the Issuer, or its property and assets may be bound or affected.  The Issuer is not in violation or breach of or default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or any contract, agreement, lease, license, indenture, or other instrument to which it is a party.

Section 604.                      Validity and Binding Effect.  Each of this Supplement and each Series 2013-1 Transaction Document to which the Issuer is a party, when duly executed and delivered, will be the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

Section 605.                      Financial Statements.  Since December 31, 2012, there has been no Material Adverse Change in the financial condition of any of the Seller, the Manager, or the Issuer.

Section 606.                      Place of Business.  The Issuer’s only “place of business” (within the meaning of 9-307 of the UCC) is located at c/o Container Leasing International, LLC, One Maynard Drive, Park Ridge, New Jersey 07656.

Section 607.                      No Agreements or Contracts.  The Issuer is not now and has not been a party to any contract or agreement (whether written or oral) other than the Indenture and the Related Documents.

Section 608.                      Consents and Approvals.  No approval, authorization, or consent of any trustee or holder of any Indebtedness or obligation of the Issuer or of any other Person under any agreement, contract, lease, or license or similar document or instrument to which the Issuer is a party or by which the Issuer is bound, is required to be obtained by the Issuer in order to make or consummate the transactions contemplated under the Indenture and the Related Documents, except for those approvals, authorizations, and consents that have been obtained on or prior to the Series 2013-1 Closing Date.  All consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by the Issuer in order to make or consummate the transactions contemplated under the Indenture and the Related Documents have been, or prior to the time when required will have been, obtained, given, filed, or taken and are or will be in full force and effect.

Section 609.                      Margin Regulations.  The Issuer does not own any “margin security”, as that term is defined in Regulation U of the Federal Reserve Board, and the proceeds of the Series 2013-1 Notes issued under this Supplement will be used only for the purposes contemplated hereunder. None of such proceeds will be used, directly, or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the loans under this Supplement to be considered a “purpose credit” within the meaning of Regulations T, U, and X.  The Issuer will not take or permit any agent acting on its behalf to take any action which might cause this Supplement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

Section 610.                      Taxes.  All federal, state, local, and foreign tax returns, reports, and statements required to be filed by the Issuer have been filed with the appropriate Governmental Authorities, and all taxes and other impositions shown thereon to be due and payable by the Issuer have been paid prior to the date on which any fine, penalty, interest, or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge, or loss has been paid, or the Issuer is contesting its liability therefor in good faith and has fully reserved all such amounts according to GAAP in the financial statements provided pursuant to Section 626 of the Indenture.  The Issuer has paid when due and payable all material charges upon the books of the Issuer and no Governmental Authority has asserted any Lien against the Issuer with respect to unpaid taxes. Proper and accurate amounts have been withheld by the Issuer from its employees for all periods in full and complete compliance with the tax, social security, and unemployment withholding provisions of applicable federal, state, local, and foreign law and such withholdings have been timely paid to the respective Governmental Authorities.

Section 611.                      Other Regulations.  The Issuer is not an “investment company,” or an “affiliated person” of, or a “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended. The issuance of the Series 2013-1 Notes hereunder and the application of the proceeds and repayment thereof by the Issuer and the performance of the transactions contemplated by the Indenture, this Supplement and the other Related Documents will not violate any provision of the Investment Company Act, or any rule, regulation, or order issued by the Securities and Exchange Commission thereunder.

Section 612.                      Solvency and Separateness.

(i)           The capital of the Issuer is adequate for the business and undertakings of the Issuer.

(ii)           Other than with respect to the transactions contemplated hereby and by the other Related Documents, the Issuer is not engaged in any business transactions with the Manager, except as permitted by the Management Agreement or with the Seller except as permitted under the Contribution and Sale Agreement.

(iii)           At all times, at least two (2) members of the Board of Managers of the Issuer comply with the definition of Independent Person.

(iv)           The Issuer’s funds and assets are not, and will not be, commingled with those of the Seller or the Manager, except as permitted by the Management Agreement and the Intercreditor Agreement.

(v)           The limited liability company agreement of the Issuer requires it to maintain (A) correct and complete books and records of account, and (B) minutes of the meetings and other proceedings of its members.

(vi)           The Issuer has not engaged in any business activities, except as permitted by the present and express terms of the Indenture and the Related Documents and Section 2.3 of its limited liability company agreement.

(vii)           The Issuer is not insolvent under the Insolvency Law and will not be rendered insolvent by the transactions contemplated by the Related Documents and after giving effect to such transactions, the Issuer will not be left with an unreasonably small amount of capital with which to engage in its business nor will the Issuer have intended to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature.  The Issuer does not contemplate the commencement of Insolvency Proceedings or the appointment of a receiver, liquidator, trustee, or similar official in respect of the Issuer or any of its assets.

(viii)           The Issuer is not liable for any unbonded or uninsured final non-appealable judgments or liabilities which in aggregate exceed $50,000.

Section 613.                      No Default.  No Event of Default or Early Amortization Event has occurred and is continuing.  No event or condition which with the giving of notice or passage of time (or both) could reasonably be expected to constitute an Event of Default or Early Amortization Event has occurred or is continuing.

Section 614.                      Litigation and Contingent Liabilities.  No claims, litigation, arbitration Proceedings, or governmental Proceedings by any Governmental Authority are pending or, to the Issuer’s knowledge, threatened against the Issuer the results of which might interfere with the consummation of any of the transactions contemplated by the Indenture, this Supplement or any document issued or delivered in connection herewith.

Section 615.                      Title; Liens.  On the Series 2013-1 Closing Date, the Issuer will have good, legal, and marketable title to each of its respective assets, and none of such assets is subject to any Lien, except for Permitted Encumbrances.

Section 616.                      Subsidiaries.  The Issuer has no Subsidiaries.

Section 617.                      No Partnership.  The Issuer is not a partner or joint venturer in any partnership or joint venture.

Section 618.                      Pension and Welfare Plans.  The Issuer does not maintain or contribute to, and has never maintained or contributed to, any Plan.  The Issuer does not have any obligation under any collective bargaining agreement.  As of the Series 2013-1 Closing Date, the Issuer is not an employee benefit plan within the meaning of ERISA or a “plan” within the meaning of section 4975 of the Code and assets of the Issuer do not constitute “plan assets” within the meaning of section 2510.3-101 of the regulations of the United States Department of Labor.

Section 619.                      Ownership of the Issuer.  On the Series 2013-1 Closing Date, all the equity interests in the Issuer are owned by the Seller.

Section 620.                      Security Interest Representations.

(a)           This Supplement and the Indenture create a valid and continuing security interest (as defined in the UCC) in the Collateral in favor of the Indenture Trustee, for the benefit of the Noteholders and each Interest Rate Hedge Provider, which security interest is prior to all other Liens (subject to Permitted Encumbrances), and is enforceable as such as against creditors of and purchasers from the Issuer.

(b)           The Containers constitute “goods” or “inventory” within the meaning of the applicable UCC.  The Leases constitute “tangible chattel paper” within the meaning of the UCC.  The Lease receivables constitute “accounts” or “proceeds” of the Leases within the meaning of the UCC.  The Trust Account, the Restricted Cash Account, the Pre-Funding Account, the Series 2013-1 Series Account, the LPO Account and Manager Transition Account constitute “securities accounts” within the meaning of the UCC.  The Issuer’s contractual rights under any Interest Rate Hedge Agreements, the Contribution and Sale Agreement, and the Management Agreement constitute “general intangibles” within the meaning of the UCC.

(c)           The Issuer owns and has good and marketable title to the Collateral, free and clear of any Lien (whether senior, junior, or pari passu), claim or encumbrance of any Person, except for Permitted Encumbrances.

(d)           The Issuer has caused the filing of all appropriate financing statements or documents of similar import in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Collateral granted to the Indenture Trustee in this Supplement and the Indenture.  All financing statements filed against the Issuer in favor of the Indenture Trustee in connection herewith describing the Collateral contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee.”

(e)           Other than the security interest granted to the Indenture Trustee pursuant to this Supplement and the Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral, except as permitted pursuant to the Indenture.  The Issuer has not authorized the filing of, and is not aware of, any financing statements against the Issuer that include a description of collateral covering the Collateral other than any financing statement or document of similar import (i) relating to the security interest granted to the Indenture Trustee in this Supplement or the Indenture or (ii) that has been terminated.  The Issuer has no actual knowledge of any judgment or tax lien filings against the Issuer.

(f)           The Issuer has received a written acknowledgment from the Manager that the Manager is holding the Leases on behalf of, and for the benefit of, the Indenture Trustee. None of the Leases that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned, or otherwise conveyed to any Person other than the Indenture Trustee.  The Seller has caused the filing of all appropriate financing statements or documents of similar import in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest of the Issuer (and the Indenture Trustee as its assignee) in the Leases (to the extent that such Leases are related to the Containers) granted to the Issuer in the Contribution and Sale Agreement.

(g)           The Issuer has received all necessary consents and approvals required by the terms of the Collateral to the pledge to the Indenture Trustee of its interest and rights in such Collateral hereunder or under the Indenture.

(h)           The Issuer has taken all steps necessary to cause U.S. Bank National Association (in its capacity as securities intermediary) to identify in its records the Indenture Trustee as the Person having a Security Entitlement in each of the Trust Account, the Restricted Cash Account, the Pre-Funding Account, the Series 2013-1 Series Account, and the Manager Transition Account.

(i)           The Trust Account, the Restricted Cash Account, the Pre-Funding Account, Series 2013-1 Series Account, the LPO Account and the Manager Transition Account are not in the name of any Person other than the Indenture Trustee.  The Issuer has not given its consent to U.S. Bank National Association (as the securities intermediary of the Trust Account, the Restricted Cash Account, the Pre-Funding Account, the Series 2013-1 Series Account, and the Manager Transition Account) to comply with entitlement orders of any Person other than the Indenture Trustee.  The Manager Collection Account is subject to a control agreement which has perfected the security interest of the Collateral Agent therein on Gross Revenues for the benefit of the Indenture Trustee as the named party thereunder.

(j)           No creditor of the Issuer (other than the Manager in its capacity as Manager under the Management Agreement) has in its possession any goods that constitute or evidence the Collateral.

The representations and warranties set forth in this Section 620 shall survive until this Supplement is terminated in accordance with its terms and the terms of the Indenture.  Any breaches of the representations and warranties set forth in this Section 620 may be waived by the Indenture Trustee, only with the prior written consent of the Control Party and with prior written notice to the Rating Agency.

Section 621.                      Survival of Representations and Warranties.  So long as any of the Series 2013-1 Notes shall be Outstanding and until payment and performance in full of the aggregate Outstanding Obligations, the representations and warranties contained herein shall have a continuing effect as having been true when made.

Section 622.                      ERISA Lien.  As of the Series 2013-1 Closing Date, the Issuer has not received notice that any Lien arising under ERISA has been filed against the assets of the Issuer.

ARTICLE VII

Miscellaneous Provisions

Section 701.                      Ratification of Indenture.  As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

Section 702.                      Counterparts.  This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Supplement by facsimile or by electronic means shall be equally effective as of the delivery of an originally executed counterpart.

Section 703.                      Governing Law.  THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 704.                      Notices to Rating Agency.  Whenever any notice or other communication is required to be given to the Rating Agency pursuant to the Indenture or this Supplement, such notice or communication shall be delivered Standard & Poor’s Ratings Services, 55 Water Street, 41st Floor, New York, New York 10041, Attention:  Asset-Backed Surveillance Group - phone: (212-438-2435), fax: (212-438-2664).  Any rights to notices conveyed to the Rating Agency pursuant to the terms of this Supplement shall terminate immediately if the Rating Agency no longer has a rating outstanding with respect to the Series 2013-1 Notes.

Section 705.                      Statutory References.  References in this Supplement and any other Series 2013-1 Transaction Document to any section of the Uniform Commercial Code or the UCC shall mean, on or after the effective date of adoption of any revision to the Uniform Commercial Code or the UCC in the applicable jurisdiction, such revised or successor section thereto.

Section 706.                      Amendments and Modifications.  The terms of the Supplement may be waived, modified, or amended only in a written instrument signed by each of the Issuer, the Control Party, and the Indenture Trustee and, with respect to the matters set forth in (and subject to the terms of) Section 1002(a) of the Indenture, only with the prior written consent of the Requisite Global Majority or, with respect to the matters set forth in Section 1002(b) of the Indenture, the prior written consent of the Holders of all Series 2013-1 Notes then Outstanding affected thereby.

Section 707.                      Consent to Jurisdiction.  ANY LEGAL SUIT, ACTION, OR PROCEEDING AGAINST THE ISSUER ARISING OUT OF OR RELATING TO THIS SUPPLEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND THE ISSUER HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS SUPPLEMENT, THE ISSUER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.  THE ISSUER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CORPORATION SERVICE COMPANY, HAVING AN ADDRESS AT 1133 AVENUE OF THE AMERICAS, SUITE 3100, NEW YORK, NY 10036-6710, ITS TRUE AND LAWFUL ATTORNEY-IN-FACT AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF ACCEPTING SERVICING OF LEGAL PROCESS AND THE ISSUER AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON.  THE ISSUER SHALL MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THIS SUPPLEMENT SHALL HAVE BEEN PAID IN FULL.  IF SUCH AGENT SHALL CEASE TO SO ACT, THE ISSUER SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE INDENTURE TRUSTEE AND SHALL PROMPTLY DELIVER TO THE INDENTURE TRUSTEE EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.

Section 708.                      Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, AS AGAINST THE OTHER PARTIES HERETO, ANY RIGHTS IT MAY HAVE TO A JURY TRIAL IN RESPECT OF ANY CIVIL ACTION OR PROCEEDING (WHETHER ARISING IN CONTRACT OR TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT, INCLUDING IN RESPECT OF THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT HEREOF OR THEREOF.

[Signature pages follow]

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplement to be duly executed and delivered by their respective officers all as of the day and year first above written.

CLI FUNDING V LLC

By:	/s/ David F. Doorley
Name: David F. Doorley
Title: Treasurer

Series 2013-1 Supplement

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Bryan J. Hill
Name: Bryan J. Hill
Title: Vice President

Series 2013-1 Supplement

EXHIBIT A-1

FORM OF 144A GLOBAL NOTES

 UNLESS THIS SERIES 2013-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES 2013-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SERIES 2013-1 NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2013-1 NOTE, AGREES THAT SUCH SERIES 2013-1 NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON THAT IS AN INSTITUTIONAL “ACCREDITED INVESTOR,” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH SERIES 2013-1 NOTE IN AN AMOUNT OF AT LEAST $100,000 AND DELIVERS A PURCHASER LETTER TO THE INDENTURE TRUSTEE IN THE FORM ATTACHED TO THE SUPPLEMENTS.

A-1-1

EACH PURCHASER OF A SERIES 2013-1 NOTE SHALL REPRESENT OR BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASERS, THE ISSUER, THE INDENTURE TRUSTEE AND THE MANAGER THAT (A) EITHER (1) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, A PLAN OR A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW THAT IS SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND NO PART OF THE ASSETS TO BE USED BY IT TO PURCHASE OR HOLD THE SERIES 2013-1 NOTES OR ANY INTEREST THEREIN CONSTITUTES THE ASSETS OF ANY PLAN OR SUCH A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN; OR (2) (A) THE ACQUISITION, HOLDING AND DISPOSITION OF THE SERIES 2013-1 NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, A VIOLATION OF ANY SIMILAR FEDERAL, STATE, LOCAL OR NON-U.S. LAW) AND (B) THE SERIES 2013-1 NOTES ARE RATED INVESTMENT GRADE OR BETTER AND SUCH PERSON BELIEVES THAT THE SERIES 2013-1 NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF SECTION 2510.3-101 OF THE REGULATIONS ISSUED BY THE U.S. DEPARTMENT OF LABOR, AND AGREES TO SO TREAT THE SERIES 2013-1 NOTES; AND (b) IT WILL NOT SELL OR OTHERWISE TRANSFER THE SERIES 2013-1 NOTES OR ANY INTEREST THEREIN OTHERWISE THAN TO A PURCHASER OR TRANSFEREE THAT REPRESENTS AND AGREES WITH RESPECT TO ITS PURCHASE, HOLDING AND DISPOSITION OF THE SERIES 2013-1 NOTES TO THE SAME EFFECT AS THE PURCHASER’S REPRESENTATION AND AGREEMENT SET FORTH IN THIS SENTENCE.  ALTERNATIVELY, REGARDLESS OF THE RATING OF THE SERIES 2013-1 NOTES, SUCH PERSON MAY PROVIDE THE INDENTURE TRUSTEE WITH AN OPINION OF COUNSEL (IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE), WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE ISSUER, THE SELLER, THE INITIAL PURCHASERS, THE INDENTURE TRUSTEE, THE MANAGER OR ANY SUCCESSOR MANAGER WHICH OPINES THAT THE PURCHASE, HOLDING AND TRANSFER OF SUCH SERIES 2013-1 NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, A VIOLATION OF ANY SIMILAR FEDERAL, STATE, LOCAL OR NON-U.S. LAW) AND WILL NOT SUBJECT THE ISSUER, THE SELLER, THE INDENTURE TRUSTEE, THE MANAGER OR ANY SUCCESSOR MANAGER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.

THIS SERIES 2013-1 NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

A-1-2

CLI FUNDING V LLC FIXED RATE ASSET BACKED NOTE, SERIES 2013-1

$250,000,000	CUSIP No.: 125634 AG0
No. 1
March 13, 2013

KNOW ALL PERSONS BY THESE PRESENTS that CLI FUNDING V LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the principal corporate trust office of the Indenture Trustee named below, (i) the principal sum of up to Two Hundred Fifty Million Dollars ($250,000,000), which sum shall be payable on the dates and in the amounts set forth in the Indenture, dated as of March 18, 2011 (as amended, restated, or otherwise modified from time to time, the “Indenture”) and the Series 2013-1 Supplement, dated as of March 13, 2013 (as amended, restated, or otherwise modified from time to time, the “Series 2013-1 Supplement”), each between the Issuer and U.S. Bank National Association as indenture trustee (the “Indenture Trustee”), and (ii) interest on the outstanding principal amount of this Note on the dates and in the amounts set forth in the Indenture and the Series 2013-1 Supplement.  Capitalized terms not otherwise defined herein will have the meaning set forth in the Indenture and the Series 2013-1 Supplement.

Payment of the principal of and interest on this Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Note is payable at the times and in the amounts set forth in the Indenture and the Series 2013-1 Supplement by wire transfer of immediately available funds to the account designated by the Holder of record on the immediately preceding Record Date.

This Note is one of the authorized notes identified in the title hereto and issued in the aggregate principal amount of up to Two Hundred Fifty Million Dollars ($250,000,000) pursuant to the Indenture and the Series 2013-1 Supplement.

The Notes shall be an obligation of the Issuer and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the Indenture and the Series 2013-1 Supplement.

This Note is transferable as provided in the Indenture and the Series 2013-1 Supplement, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. The Indenture Trustee or the Issuer may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Notes.

A-1-3

The Issuer, the Indenture Trustee, and any other agent of the Issuer may treat the person in whose name this Note is registered as the absolute owner hereof for all purposes, and neither the Issuer, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

The Notes are subject to Prepayment, at the times and subject to the conditions set forth in the Indenture and the Series 2013-1 Supplement.

If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Indenture and the Series 2013-1 Supplement.

The Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures with the consent of the Requisite Global Majority, in certain specifically described instances. Any consent given by the Requisite Global Majority shall be conclusive and binding upon the Holder of this Note and on all future holders of this Note and of any Note issued in lieu hereof whether or not notation of such consent is made upon this Note. Supplements and amendments to the Indenture and the Series 2013-1 Supplement may be made only to the extent and in circumstances permitted by the Indenture and the Series 2013-1 Supplement.

The Holder of this Note shall have no right to enforce the provisions of the Indenture and the Series 2013-1 Supplement or to institute action to enforce the covenants, or to take any action with respect to a default under the Indenture and the Series 2013-1 Supplement, or to institute, appear in, or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Indenture and the Series 2013-1 Supplement; provided, however, that nothing contained in the Indenture and the Series 2013-1 Supplement shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Note on or after the due date thereof; provided further, however, that by acceptance hereof the Holder is deemed to have covenanted and agreed that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law, at any time other than at such time as permitted by Section 1311 of the Indenture and the Series 2013-1 Supplement.

A-1-4

Each purchaser of a Note shall be deemed to represent and warrant to the Initial Purchasers, the Issuer, the Indenture Trustee, and the Manager that (a) either (1) it is not, and is not acting on behalf of, a Plan or a governmental, church, or non-U.S. plan which is subject to any federal, state, local, or non-U.S. law that is similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code, and no part of the assets to be used by it to purchase or hold the Series 2013-1 Notes or any interest therein constitutes the assets of any Plan or such a governmental, church, or non-U.S. plan; or (2) (A) the acquisition, holding, and disposition of the Series 2013-1 Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, or non-U.S. plan, a violation of any similar federal, state, local, or non-U.S. law) and (B) the Notes are rated investment grade or better and such person believes that the Series 2013-1 Notes are properly treated as indebtedness without substantial equity features for purposes of Section 2510.3-101 of the regulations issued by the U.S. Department of Labor, and agrees to so treat the Series 2013-1 Notes; and (b) it will not sell or otherwise transfer the Series 2013-1 Notes or any interest therein otherwise than to a purchaser or transferee that represents and agrees with respect to its purchase, holding, and disposition of the Series 2013-1 Notes to the same effect as the purchaser's representation and agreement set forth in this sentence.  Alternatively, regardless of the rating of the Series 2013-1 Notes, such person may provide the Indenture Trustee with an Opinion of Counsel (in form and substance satisfactory to the Issuer and the Indenture Trustee), which Opinion of Counsel will not be at the expense of the Issuer, the Seller, the Initial Purchasers, the Indenture Trustee, the Manager or any Successor Manager which opines that the purchase, holding and transfer of such Series 2013-1 Note or interest therein is permissible under Applicable Law, will not constitute or result in a non exempt prohibited transaction under ERISA or Section 4975 of the Code (or, in the case of a governmental, church or non-U.S. Plan, a violation of any similar federal, state, local or non-U.S. law) and will not subject the Issuer, the Seller, the Indenture Trustee, the Manager or any Successor Manager to any obligation in addition to those undertaken in the Indenture.  Alternatively, regardless of the rating of the Series 2013-1 Notes, such person may provide the Indenture Trustee with an Opinion of Counsel (in form and substance satisfactory to the Issuer and the Indenture Trustee), which Opinion of Counsel will not be at the expense of the Issuer, the Seller, the Initial Purchasers, the Indenture Trustee, the Manager or any Successor Manager which opines that the purchase, holding and transfer of such Series 2013-1 Note or interest therein is permissible under Applicable Law, will not constitute or result in a non exempt prohibited transaction under ERISA or Section 4975 of the Code (or, in the case of a governmental, church or non-U.S. Plan, a violation of any similar federal, state, local or non-U.S. law) and will not subject the Issuer, the Seller, the Indenture Trustee, the Manager or any Successor Manager to any obligation in addition to those undertaken in the Indenture.

This Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.
All terms and provisions of the Indenture and the Series 2013-1 Supplement are herein incorporated by reference as if set forth herein in their entirety.

IT IS HEREBY CERTIFIED, RECITED, AND DECLARED, that all acts, conditions, and things required to exist, happen, and be performed precedent to the execution and delivery of the Indenture and the Series 2013-1 Supplement and the issuance of this Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture and the Series 2013-1 Supplement, or be valid or obligatory for any purpose.

A-1-5

IN WITNESS WHEREOF, CLI Funding V LLC has caused this Note to be duly executed by its duly authorized representative, on this __ day of March 2013.

CLI FUNDING V LLC

By:
Name:
Title:

This Note is one of the Notes described in the within-mentioned Indenture and the Series 2013-1 Supplement.

U.S. Bank National Association, as Indenture Trustee

By:
Name:
Title:

A-1-6

EXHIBIT A-2

FORM OF REGULATION S TEMPORARY GLOBAL NOTE

UNLESS THIS SERIES 2013-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES 2013-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SERIES 2013-1 NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2013-1 NOTE, AGREES THAT SUCH SERIES 2013-1 NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON THAT IS AN INSTITUTIONAL “ACCREDITED INVESTOR,” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH SERIES 2013-1 NOTE IN AN AMOUNT OF AT LEAST $100,000 AND DELIVERS A PURCHASER LETTER TO THE INDENTURE TRUSTEE IN THE FORM ATTACHED TO THE SUPPLEMENTS.

A-2-1

EACH PURCHASER OF A SERIES 2013-1 NOTE SHALL REPRESENT OR BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASERS, THE ISSUER, THE INDENTURE TRUSTEE AND THE MANAGER THAT (A) EITHER (1) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, A PLAN OR A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW THAT IS SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND NO PART OF THE ASSETS TO BE USED BY IT TO PURCHASE OR HOLD THE SERIES 2013-1 NOTES OR ANY INTEREST THEREIN CONSTITUTES THE ASSETS OF ANY PLAN OR SUCH A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN; OR (2) (A) THE ACQUISITION, HOLDING AND DISPOSITION OF THE SERIES 2013-1 NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, A VIOLATION OF ANY SIMILAR FEDERAL, STATE, LOCAL OR NON-U.S. LAW) AND (B) THE SERIES 2013-1 NOTES ARE RATED INVESTMENT GRADE OR BETTER AND SUCH PERSON BELIEVES THAT THE SERIES 2013-1 NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF SECTION 2510.3-101 OF THE REGULATIONS ISSUED BY THE U.S. DEPARTMENT OF LABOR, AND AGREES TO SO TREAT THE SERIES 2013-1 NOTES; AND (b) IT WILL NOT SELL OR OTHERWISE TRANSFER THE SERIES 2013-1 NOTES OR ANY INTEREST THEREIN OTHERWISE THAN TO A PURCHASER OR TRANSFEREE THAT REPRESENTS AND AGREES WITH RESPECT TO ITS PURCHASE, HOLDING AND DISPOSITION OF THE SERIES 2013-1 NOTES TO THE SAME EFFECT AS THE PURCHASER’S REPRESENTATION AND AGREEMENT SET FORTH IN THIS SENTENCE.  ALTERNATIVELY, REGARDLESS OF THE RATING OF THE SERIES 2013-1 NOTES, SUCH PERSON MAY PROVIDE THE INDENTURE TRUSTEE WITH AN OPINION OF COUNSEL (IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE), WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE ISSUER, THE SELLER, THE INITIAL PURCHASERS, THE INDENTURE TRUSTEE, THE MANAGER OR ANY SUCCESSOR MANAGER WHICH OPINES THAT THE PURCHASE, HOLDING AND TRANSFER OF SUCH SERIES 2013-1 NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, A VIOLATION OF ANY SIMILAR FEDERAL, STATE, LOCAL OR NON-U.S. LAW) AND WILL NOT SUBJECT THE ISSUER, THE SELLER, THE INDENTURE TRUSTEE, THE MANAGER OR ANY SUCCESSOR MANAGER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.

THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS SERIES 2013-1 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMPLETION OF THE DISTRIBUTION OF THE SERIES 2013-1 NOTES AND (II) THE SERIES 2013-1 CLOSING DATE, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE PROCEDURES SPECIFIED IN THE INDENTURE.

A-2-2

CLI FUNDING V LLC FIXED RATE ASSET BACKED NOTE, SERIES 2013-1

$250,000,000	CUSIP No.: U18659 AD1
No. 1
March 13, 2013

KNOW ALL PERSONS BY THESE PRESENTS that CLI FUNDING V LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the principal corporate trust office of the Indenture Trustee named below, (i) the principal sum of up to Two Hundred Fifty Million Dollars ($250,000,000), which sum shall be payable on the dates and in the amounts set forth in the Indenture, dated as of March 18, 2011 (as amended, restated, or otherwise modified from time to time, the “Indenture”) and the Series 2013-1 Supplement, dated as of March 13, 2013 (as amended, restated, or otherwise modified from time to time, the “Series 2013-1 Supplement”), each between the Issuer and U.S. Bank National Association as indenture trustee (the “Indenture Trustee”), and (ii) interest on the outstanding principal amount of this Note on the dates and in the amounts set forth in the Indenture and the Series 2013-1 Supplement.  Capitalized terms not otherwise defined herein will have the meaning set forth in the Indenture and the Series 2013-1 Supplement.

Payment of the principal of and interest on this Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Note is payable at the times and in the amounts set forth in the Indenture and the Series 2013-1 Supplement by wire transfer of immediately available funds to the account designated by the Holder of record on the immediately preceding Record Date.

This Note is one of the authorized notes identified in the title hereto and issued in the aggregate principal amount of up to Two Hundred Fifty Million Dollars ($250,000,000) pursuant to the Indenture and the Series 2013-1 Supplement.

The Notes shall be an obligation of the Issuer and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the Indenture and the Series 2013-1 Supplement.

This Note is transferable as provided in the Indenture and the Series 2013-1 Supplement, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. The Indenture Trustee or the Issuer may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Notes.

The Issuer, the Indenture Trustee, and any other agent of the Issuer may treat the person in whose name this Note is registered as the absolute owner hereof for all purposes, and neither the Issuer, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

A-2-3

The Notes are subject to Prepayment, at the times and subject to the conditions set forth in the Indenture and the Series 2013-1 Supplement.

If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Indenture and the Series 2013-1 Supplement.

The Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures with the consent of the Requisite Global Majority, in certain specifically described instances. Any consent given by the Requisite Global Majority shall be conclusive and binding upon the Holder of this Note and on all future holders of this Note and of any Note issued in lieu hereof whether or not notation of such consent is made upon this Note. Supplements and amendments to the Indenture and the Series 2013-1 Supplement may be made only to the extent and in circumstances permitted by the Indenture and the Series 2013-1 Supplement.

The Holder of this Note shall have no right to enforce the provisions of the Indenture and the Series 2013-1 Supplement or to institute action to enforce the covenants, or to take any action with respect to a default under the Indenture and the Series 2013-1 Supplement, or to institute, appear in, or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Indenture and the Series 2013-1 Supplement; provided, however, that nothing contained in the Indenture and the Series 2013-1 Supplement shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Note on or after the due date thereof; provided further, however, that by acceptance hereof the Holder is deemed to have covenanted and agreed that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law, at any time other than at such time as permitted by Section 1311 of the Indenture and the Series 2013-1 Supplement.

A-2-4

Each purchaser of a Note shall be deemed to represent and warrant to the Initial Purchasers, the Issuer, the Indenture Trustee, and the Manager that (a) either (1) it is not, and is not acting on behalf of, a Plan or a governmental, church, or non-U.S. plan which is subject to any federal, state, local, or non-U.S. law that is similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code, and no part of the assets to be used by it to purchase or hold the Series 2013-1 Notes or any interest therein constitutes the assets of any Plan or such a governmental, church, or non-U.S. plan; or (2) (A) the acquisition, holding, and disposition of the Series 2013-1 Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, or non-U.S. plan, a violation of any similar federal, state, local, or non-U.S. law) and (B) the Notes are rated investment grade or better and such person believes that the Series 2013-1 Notes are properly treated as indebtedness without substantial equity features for purposes of Section 2510.3-101 of the regulations issued by the U.S. Department of Labor, and agrees to so treat the Series 2013-1 Notes; and (b) it will not sell or otherwise transfer the Series 2013-1 Notes or any interest therein otherwise than to a purchaser or transferee that represents and agrees with respect to its purchase, holding, and disposition of the Series 2013-1 Notes to the same effect as the purchaser's representation and agreement set forth in this sentence.  Alternatively, regardless of the rating of the Series 2013-1 Notes, such person may provide the Indenture Trustee with an Opinion of Counsel (in form and substance satisfactory to the Issuer and the Indenture Trustee), which Opinion of Counsel will not be at the expense of the Issuer, the Seller, the Initial Purchasers, the Indenture Trustee, the Manager or any Successor Manager which opines that the purchase, holding and transfer of such Series 2013-1 Note or interest therein is permissible under Applicable Law, will not constitute or result in a non exempt prohibited transaction under ERISA or Section 4975 of the Code (or, in the case of a governmental, church or non-U.S. Plan, a violation of any similar federal, state, local or non-U.S. law) and will not subject the Issuer, the Seller, the Indenture Trustee, the Manager or any Successor Manager to any obligation in addition to those undertaken in the Indenture.

This Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.
All terms and provisions of the Indenture and the Series 2013-1 Supplement are herein incorporated by reference as if set forth herein in their entirety.

IT IS HEREBY CERTIFIED, RECITED, AND DECLARED, that all acts, conditions, and things required to exist, happen, and be performed precedent to the execution and delivery of the Indenture and the Series 2013-1 Supplement and the issuance of this Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture and the Series 2013-1 Supplement, or be valid or obligatory for any purpose.

A-2-5

IN WITNESS WHEREOF, CLI Funding V LLC has caused this Note to be duly executed by its duly authorized representative, on this __ day of March 2013.

CLI FUNDING V LLC

By:
Name:
Title:

This Note is one of the Notes described in the within-mentioned Indenture and the Series 2013-1 Supplement.

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:
Name:
Title:

A-2-6

EXHIBIT A-3

FORM OF PERMANENT REGULATION S GLOBAL NOTE

UNLESS THIS SERIES 2013-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SERIES 2013-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SERIES 2013-1 NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2013-1 NOTE, AGREES THAT SUCH SERIES 2013-1 NOTE MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON THAT IS AN INSTITUTIONAL “ACCREDITED INVESTOR,” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH SERIES 2013-1 NOTE IN AN AMOUNT OF AT LEAST $100,000 AND DELIVERS A PURCHASER LETTER TO THE INDENTURE TRUSTEE IN THE FORM ATTACHED TO THE SUPPLEMENTS.

A-3-1

EACH PURCHASER OF A SERIES 2013-1 NOTE SHALL REPRESENT OR BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASERS, THE ISSUER, THE INDENTURE TRUSTEE AND THE MANAGER THAT (A) EITHER (1) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, A PLAN OR A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR NON-U.S. LAW THAT IS SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND NO PART OF THE ASSETS TO BE USED BY IT TO PURCHASE OR HOLD THE SERIES 2013-1 NOTES OR ANY INTEREST THEREIN CONSTITUTES THE ASSETS OF ANY PLAN OR SUCH A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN; OR (2) (A) THE ACQUISITION, HOLDING AND DISPOSITION OF THE SERIES 2013-1 NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, A VIOLATION OF ANY SIMILAR FEDERAL, STATE, LOCAL OR NON-U.S. LAW) AND (B) THE SERIES 2013-1 NOTES ARE RATED INVESTMENT GRADE OR BETTER AND SUCH PERSON BELIEVES THAT THE SERIES 2013-1 NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF SECTION 2510.3-101 OF THE REGULATIONS ISSUED BY THE U.S. DEPARTMENT OF LABOR, AND AGREES TO SO TREAT THE SERIES 2013-1 NOTES; AND (b) IT WILL NOT SELL OR OTHERWISE TRANSFER THE SERIES 2013-1 NOTES OR ANY INTEREST THEREIN OTHERWISE THAN TO A PURCHASER OR TRANSFEREE THAT REPRESENTS AND AGREES WITH RESPECT TO ITS PURCHASE, HOLDING AND DISPOSITION OF THE SERIES 2013-1 NOTES TO THE SAME EFFECT AS THE PURCHASER’S REPRESENTATION AND AGREEMENT SET FORTH IN THIS SENTENCE.  ALTERNATIVELY, REGARDLESS OF THE RATING OF THE SERIES 2013-1 NOTES, SUCH PERSON MAY PROVIDE THE INDENTURE TRUSTEE WITH AN OPINION OF COUNSEL (IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE), WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE ISSUER, THE SELLER, THE INITIAL PURCHASERS, THE INDENTURE TRUSTEE, THE MANAGER OR ANY SUCCESSOR MANAGER WHICH OPINES THAT THE PURCHASE, HOLDING AND TRANSFER OF SUCH SERIES 2013-1 NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, A VIOLATION OF ANY SIMILAR FEDERAL, STATE, LOCAL OR NON-U.S. LAW) AND WILL NOT SUBJECT THE ISSUER, THE SELLER, THE INDENTURE TRUSTEE, THE MANAGER OR ANY SUCCESSOR MANAGER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.

THIS SERIES 2013-1 NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

A-3-2

CLI FUNDING V LLC FIXED RATE ASSET BACKED NOTE, SERIES 2013-1

$250,000,000	CUSIP No.: U18659 AD1
No. 1
March 13, 2013

KNOW ALL PERSONS BY THESE PRESENTS that CLI FUNDING V LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, at the principal corporate trust office of the Indenture Trustee named below, (i) the principal sum of up to Two Hundred Fifty Million Dollars ($250,000,000), which sum shall be payable on the dates and in the amounts set forth in the Indenture, dated as of March 18, 2011 (as amended, restated, or otherwise modified from time to time, the “Indenture”) and the Series 2013-1 Supplement, dated as of March 13, 2013 (as amended, restated, or otherwise modified from time to time, the “Series 2013-1 Supplement”), each between the Issuer and U.S. Bank National Association as indenture trustee (the “Indenture Trustee”), and (ii) interest on the outstanding principal amount of this Note on the dates and in the amounts set forth in the Indenture and the Series 2013-1 Supplement.  Capitalized terms not otherwise defined herein will have the meaning set forth in the Indenture and the Series 2013-1 Supplement.

Payment of the principal of and interest on this Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Note is payable at the times and in the amounts set forth in the Indenture and the Series 2013-1 Supplement by wire transfer of immediately available funds to the account designated by the Holder of record on the immediately preceding Record Date.

This Note is one of the authorized notes identified in the title hereto and issued in the aggregate principal amount of up to Two Hundred Fifty Million Dollars ($250,000,000) pursuant to the Indenture and the Series 2013-1 Supplement.

The Notes shall be an obligation of the Issuer and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the Indenture and the Series 2013-1 Supplement.

This Note is transferable as provided in the Indenture and the Series 2013-1 Supplement, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. The Indenture Trustee or the Issuer may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Notes.

A-3-3

The Issuer, the Indenture Trustee, and any other agent of the Issuer may treat the person in whose name this Note is registered as the absolute owner hereof for all purposes, and neither the Issuer, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

The Notes are subject to Prepayment, at the times and subject to the conditions set forth in the Indenture and the Series 2013-1 Supplement.

If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Indenture and the Series 2013-1 Supplement.

The Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures with the consent of the Requisite Global Majority, in certain specifically described instances. Any consent given by the Requisite Global Majority shall be conclusive and binding upon the Holder of this Note and on all future holders of this Note and of any Note issued in lieu hereof whether or not notation of such consent is made upon this Note. Supplements and amendments to the Indenture and the Series 2013-1 Supplement may be made only to the extent and in circumstances permitted by the Indenture and the Series 2013-1 Supplement.

The Holder of this Note shall have no right to enforce the provisions of the Indenture and the Series 2013-1 Supplement or to institute action to enforce the covenants, or to take any action with respect to a default under the Indenture and the Series 2013-1 Supplement, or to institute, appear in, or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Indenture and the Series 2013-1 Supplement; provided, however, that nothing contained in the Indenture and the Series 2013-1 Supplement shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Note on or after the due date thereof; provided further, however, that by acceptance hereof the Holder is deemed to have covenanted and agreed that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law, at any time other than at such time as permitted by Section 1311 of the Indenture and the Series 2013-1 Supplement.

A-3-4

Each purchaser of a Note shall be deemed to represent and warrant to the Initial Purchasers, the Issuer, the Indenture Trustee, and the Manager that (a) either (1) it is not, and is not acting on behalf of, a Plan or a governmental, church, or non-U.S. plan which is subject to any federal, state, local, or non-U.S. law that is similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code, and no part of the assets to be used by it to purchase or hold the Series 2013-1 Notes or any interest therein constitutes the assets of any Plan or such a governmental, church, or non-U.S. plan; or (2) (A) the acquisition, holding, and disposition of the Series 2013-1 Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church or non-U.S. plan, a violation of any similar federal, state, local, or non-U.S. law) and (B) the Notes are rated investment grade or better and such person believes that the Series 2013-1 Notes are properly treated as indebtedness without substantial equity features for purposes of Section 2510.3-101 of the regulations issued by the U.S. Department of Labor, and agrees to so treat the Series 2013-1 Notes; and (b) it will not sell or otherwise transfer the Series 2013-1 Notes or any interest therein otherwise than to a purchaser or transferee that represents and agrees with respect to its purchase, holding, and disposition of the Series 2013-1 Notes to the same effect as the purchaser's representation and agreement set forth in this sentence.  Alternatively, regardless of the rating of the Series 2013-1 Notes, such person may provide the Indenture Trustee with an Opinion of Counsel (in form and substance satisfactory to the Issuer and the Indenture Trustee), which Opinion of Counsel will not be at the expense of the Issuer, the Seller, the Initial Purchasers, the Indenture Trustee, the Manager or any Successor Manager which opines that the purchase, holding and transfer of such Series 2013-1 Note or interest therein is permissible under Applicable Law, will not constitute or result in a non exempt prohibited transaction under ERISA or Section 4975 of the Code (or, in the case of a governmental, church or non-U.S. Plan, a violation of any similar federal, state, local or non-U.S. law) and will not subject the Issuer, the Seller, the Indenture Trustee, the Manager or any Successor Manager to any obligation in addition to those undertaken in the Indenture.

This Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.
All terms and provisions of the Indenture and the Series 2013-1 Supplement are herein incorporated by reference as if set forth herein in their entirety.

IT IS HEREBY CERTIFIED, RECITED, AND DECLARED, that all acts, conditions, and things required to exist, happen, and be performed precedent to the execution and delivery of the Indenture and the Series 2013-1 Supplement and the issuance of this Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture and the Series 2013-1 Supplement, or be valid or obligatory for any purpose.

A-3-5

IN WITNESS WHEREOF, CLI Funding V LLC has caused this Note to be duly executed by its duly authorized representative, on this __ day of March 2013.

CLI FUNDING V LLC

By:
Name:
Title:

This Note is one of the Notes described in the within-mentioned Indenture and the Series 2013-1 Supplement.

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:
Name:
Title:

A-3-6

EXHIBIT A-4

FORM OF NOTE ISSUED TO INSTITUTIONAL ACCREDITED INVESTORS

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT SUCH NOTE MAY BE RESOLD, PLEDGED, OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) TO A PERSON THAT IS AN INSTITUTIONAL “ACCREDITED INVESTOR,” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3), OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH NOTE IN AN AMOUNT OF AT LEAST $100,000 AND DELIVERS A PURCHASER LETTER TO THE INDENTURE TRUSTEE IN THE FORM ATTACHED TO THE SUPPLEMENTS.

A-4-1

EACH PURCHASER OF A NOTE SHALL REPRESENT OR BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASERS, THE ISSUER, THE INDENTURE TRUSTEE, AND THE MANAGER THAT (A) EITHER (1) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, A PLAN OR A GOVERNMENTAL, CHURCH, OR NON-U.S. PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE, LOCAL, OR NON-U.S. LAW THAT IS SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND NO PART OF THE ASSETS TO BE USED BY IT TO PURCHASE OR HOLD THE NOTES OR ANY INTEREST THEREIN CONSTITUTES THE ASSETS OF ANY PLAN OR SUCH A GOVERNMENTAL, CHURCH, OR NON-U.S. PLAN; OR (2) (A) THE ACQUISITION, HOLDING, AND DISPOSITION OF THE NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH, OR NON-U.S. PLAN, A VIOLATION OF ANY SIMILAR FEDERAL, STATE, LOCAL, OR NON-U.S. LAW) AND (B) THE NOTES ARE RATED INVESTMENT GRADE OR BETTER AND SUCH PERSON BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF SECTION 2510.3-101 OF THE REGULATIONS ISSUED BY THE U.S. DEPARTMENT OF LABOR, AND AGREES TO SO TREAT THE NOTES; AND (B) IT WILL NOT SELL OR OTHERWISE TRANSFER THE NOTES OR ANY INTEREST THEREIN OTHERWISE THAN TO A PURCHASER OR TRANSFEREE THAT REPRESENTS AND AGREES WITH RESPECT TO ITS PURCHASE, HOLDING, AND DISPOSITION OF THE NOTES TO THE SAME EFFECT AS THE PURCHASER'S REPRESENTATION AND AGREEMENT SET FORTH IN THIS SENTENCE.  ALTERNATIVELY, REGARDLESS OF THE RATING OF THE SERIES 2013-1 NOTES, SUCH PERSON MAY PROVIDE THE INDENTURE TRUSTEE WITH AN OPINION OF COUNSEL (IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE), WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE ISSUER, THE SELLER, THE INITIAL PURCHASERS, THE INDENTURE TRUSTEE, THE MANAGER OR ANY SUCCESSOR MANAGER WHICH OPINES THAT THE PURCHASE, HOLDING AND TRANSFER OF SUCH SERIES 2013-1 NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, A VIOLATION OF ANY SIMILAR FEDERAL, STATE, LOCAL OR NON-U.S. LAW) AND WILL NOT SUBJECT THE ISSUER, THE SELLER, THE INDENTURE TRUSTEE, THE MANAGER OR ANY SUCCESSOR MANAGER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.

THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

A-4-2

CLI FUNDING V LLC FIXED RATE ASSET BACKED NOTE, SERIES 2013-1

$250,000,000	CUSIP No.: 125634 AH8
No. 1
March 13, 2013

KNOW ALL PERSONS BY THESE PRESENTS that CLI FUNDING V LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Issuer”), for value received, hereby promises to pay to _______, or registered assigns, at the principal corporate trust office of the Indenture Trustee named below, (i) the principal sum of up to Two Hundred Fifty Million Dollars ($250,000,000), which sum shall be payable on the dates and in the amounts set forth in the Indenture, dated as of March 18, 2011 (as amended, restated, or otherwise modified from time to time, the “Indenture”) and the Series 2013-1 Supplement, dated as of March 13, 2013 (as amended, restated, or otherwise modified from time to time, the “Series 2013-1 Supplement”), each between the Issuer and U.S. Bank National Association as indenture trustee (the “Indenture Trustee”), and (ii) interest on the outstanding principal amount of this Note on the dates and in the amounts set forth in the Indenture and the Series 2013-1 Supplement.  Capitalized terms not otherwise defined herein will have the meaning set forth in the Indenture and the Series 2013-1 Supplement.

Payment of the principal of and interest on this Note shall be made in lawful money of the United States of America which at the time of payment is legal tender for payment of public and private debts. The principal balance of, and interest on this Note is payable at the times and in the amounts set forth in the Indenture and the Series 2013-1 Supplement by wire transfer of immediately available funds to the account designated by the Holder of record on the immediately preceding Record Date.

A-4-3

This Note is one of the authorized notes identified in the title hereto and issued in the aggregate principal amount of up to Two Hundred Fifty Million Dollars ($250,000,000) pursuant to the Indenture and the Series 2013-1 Supplement.

The Notes shall be an obligation of the Issuer and shall be secured by the Collateral, all as defined in, and subject to limitations set forth in, the Indenture and the Series 2013-1 Supplement.

This Note is transferable as provided in the Indenture and the Series 2013-1 Supplement, subject to certain limitations therein contained, only upon the books for registration and transfer kept by the Indenture Trustee, and only upon surrender of this Note for transfer to the Indenture Trustee duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Indenture Trustee duly executed by, the registered Holder hereof or his attorney duly authorized in writing. The Indenture Trustee or the Issuer may require payment by the Holder of a sum sufficient to cover any tax expense or other governmental charge payable in connection with any transfer or exchange of the Notes.

The Issuer, the Indenture Trustee, and any other agent of the Issuer may treat the person in whose name this Note is registered as the absolute owner hereof for all purposes, and neither the Issuer, the Indenture Trustee, nor any other such agent shall be affected by notice to the contrary.

The Notes are subject to Prepayment, at the times and subject to the conditions set forth in the Indenture and the Series 2013-1 Supplement.

If an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Indenture and the Series 2013-1 Supplement.

The Indenture permits, with certain exceptions as therein provided, the issuance of supplemental indentures with the consent of the Requisite Global Majority, in certain specifically described instances. Any consent given by the Requisite Global Majority shall be conclusive and binding upon the Holder of this Note and on all future holders of this Note and of any Note issued in lieu hereof whether or not notation of such consent is made upon this Note. Supplements and amendments to the Indenture and the Series 2013-1 Supplement may be made only to the extent and in circumstances permitted by the Indenture and the Series 2013-1 Supplement.

The Holder of this Note shall have no right to enforce the provisions of the Indenture and the Series 2013-1 Supplement or to institute action to enforce the covenants, or to take any action with respect to a default under the Indenture and the Series 2013-1 Supplement, or to institute, appear in, or defend any suit or other proceedings with respect thereto, except as provided under certain circumstances described in the Indenture and the Series 2013-1 Supplement; provided, however, that nothing contained in the Indenture and the Series 2013-1 Supplement shall affect or impair any right of enforcement conferred on the Holder hereof to enforce any payment of the principal of and interest on this Note on or after the due date thereof; provided further, however, that by acceptance hereof the Holder is deemed to have covenanted and agreed that it will not institute against the Issuer any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law, at any time other than at such time as permitted by Section 1311 of the Indenture and the Series 2013-1 Supplement.

A-4-4

Each purchaser of a Note shall be deemed to represent and warrant to the Initial Purchasers, the Issuer, the Indenture Trustee, and the Manager that (a) either (1) it is not, and is not acting on behalf of, a Plan or a governmental, church, or non-U.S. plan which is subject to any federal, state, local, or non-U.S. law that is similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code, and no part of the assets to be used by it to purchase or hold the Series 2013-1 Notes or any interest therein constitutes the assets of any Plan or such a governmental, church, or non-U.S. plan; or (2) (A) the acquisition, holding, and disposition of the Series 2013-1 Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, or non-U.S. plan, a violation of any similar federal, state, local, or non-U.S. law) and (B) the Notes are rated investment grade or better and such person believes that the Series 2013-1 Notes are properly treated as indebtedness without substantial equity features for purposes of Section 2510.3-101 of the regulations issued by the U.S. Department of Labor, and agrees to so treat the Series 2013-1 Notes; and (b) it will not sell or otherwise transfer the Series 2013-1 Notes or any interest therein otherwise than to a purchaser or transferee that represents and agrees with respect to its purchase, holding, and disposition of the Series 2013-1 Notes to the same effect as the purchaser's representation and agreement set forth in this sentence.  Alternatively, regardless of the rating of the Series 2013-1 Notes, such person may provide the Indenture Trustee with an Opinion of Counsel (in form and substance satisfactory to the Issuer and the Indenture Trustee), which Opinion of Counsel will not be at the expense of the Issuer, the Seller, the Initial Purchasers, the Indenture Trustee, the Manager or any Successor Manager which opines that the purchase, holding and transfer of such Series 2013-1 Note or interest therein is permissible under Applicable Law, will not constitute or result in a non exempt prohibited transaction under ERISA or Section 4975 of the Code (or, in the case of a governmental, church or non-U.S. Plan, a violation of any similar federal, state, local or non-U.S. law) and will not subject the Issuer, the Seller, the Indenture Trustee, the Manager or any Successor Manager to any obligation in addition to those undertaken in the Indenture.

This Note, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles of conflict of laws.
All terms and provisions of the Indenture and the Series 2013-1 Supplement are herein incorporated by reference as if set forth herein in their entirety.

IT IS HEREBY CERTIFIED, RECITED, AND DECLARED, that all acts, conditions, and things required to exist, happen, and be performed precedent to the execution and delivery of the Indenture and the Series 2013-1 Supplement and the issuance of this Note and the issue of which it is a part, do exist, have happened and have been timely performed in regular form and manner as required by law.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture and the Series 2013-1 Supplement, or be valid or obligatory for any purpose.

A-4-5

IN WITNESS WHEREOF, CLI Funding V LLC has caused this Note to be duly executed by its duly authorized representative, on this __ day of March 2013.

CLI FUNDING V LLC

By:
Name:
Title:

This Note is one of the Notes described in the within-mentioned Indenture and the Series 2013-1 Supplement.

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:
Name:
Title:

A-4-6

EXHIBIT B

FORM OF

CERTIFICATE TO BE GIVEN BY NOTEHOLDER

[Euroclear Bank S.A./N.V., as operator
of the Euroclear Clearance System
1 Boulevard du Roi Albert II
B-1210 Brussels, Belgium]

[Clearstream, Luxembourg Banking, société anonyme
f/k/a CedelBank, société anonyme
67 Boulevard Grand Duchesse Charlotte
L-1331 Luxembourg]

Re:
$______ of the Fixed Rate Asset Backed Notes, Series 2013-1 (the “Notes”) issued pursuant to the Series 2013-1 Supplement, dated as of March 13, 2013, between CLI Funding V LLC (the “Issuer”) and U.S. Bank National Association (the “Indenture Trustee”) to the Indenture, dated as of March 18, 2011, between the Issuer and the Indenture Trustee.

This is to certify that as of the date hereof, and except as set forth below, the beneficial interest in the Notes held by you for our account is owned by persons that are not U.S. persons (as defined in Rule 902 under the Securities Act of 1933, as amended).

The undersigned undertakes to advise you promptly in writing on or prior to the date on which you intend to submit your certification relating to the Notes held by you in which the undersigned has acquired, or intends to acquire, a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

[This certification excepts beneficial interests in and does not relate to U.S. $_________ principal amount of the Notes appearing in your books as being held for our account but that we have sold or as to which we are not yet able to certify.]

B-1

We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated:*___________________	By: ____________________________________
Account Holder

_________________

*Certification must be dated on or after the 15th day before the date of the Euroclear or Clearstream certificate to which this certification relates.

B-2

EXHIBIT C

FORM OF

CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CLEARSTREAM

U.S. Bank National Association,
as Indenture Trustee and Note Registrar
Corporate Trust Services
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Structured Finance/CLI Funding V LLC 2013-1

Re:
$______ of the Fixed Rate Asset Backed Notes, Series 2013-1 (the “Notes”) issued pursuant to the Series 2013-1 Supplement, dated as of March 13, 2013, between CLI Funding V LLC (the “Issuer”) and U.S. Bank National Association (the “Indenture Trustee”) to the Indenture, dated as of March 18, 2011, between the Issuer and the Indenture Trustee.

Re:

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our “Member Organizations”) as of the date hereof, $__________ principal amount of the Notes is owned by persons (a) that are not U.S. persons (as defined in Rule 902 under the Securities Act of 1933, as amended (the “Securities Act”)) or (b) who purchased their Notes (or interests therein) in a transaction or transactions that did not require registration under the Securities Act.

We further certify (a) that we are not making available herewith for exchange any portion of the related Regulation S Temporary Book-Entry Note excepted in such certifications and (b) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by them with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain securities laws of the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Dated: ___________________	Yours faithfully,
By:
[Euroclear Bank S.A./N.V., as operator of the Euroclear Clearance System] [Clearstream, société anonyme]

C-1

EXHIBIT D

FORM OF

CERTIFICATE TO BE GIVEN BY TRANSFEREE OF BENEFICIAL INTEREST IN A

REGULATION S TEMPORARY GLOBAL NOTE

[Euroclear Bank S.A./N.V., as operator
of the Euroclear Clearance System
1 Boulevard du Roi Albert II
B-1210 Brussels, Belgium]

[Clearstream, Luxembourg Banking, société anonyme
f/k/a CedelBank, société anonyme
67 Boulevard Grand Duchesse Charlotte
L-1331 Luxembourg]

Re:
$_______ of the Fixed Rate Asset Backed Notes, Series 2013-1 (the “Notes”) issued pursuant to the Series 2013-1 Supplement, dated as of March 13, 2013, between CLI Funding V LLC (the “Issuer”) and U.S. Bank National Association (the “Indenture Trustee”) to the Indenture, dated as of March 18, 2011, between the Issuer and the Indenture Trustee.

This is to certify that as of the date hereof, and except as set forth below, for purposes of acquiring a beneficial interest in the Notes, the undersigned certifies that it is not a U.S. person (as defined in Rule 902 under the Securities Act of 1933, as amended).

The undersigned undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you in which the undersigned intends to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated: ___________________	By:

D-1

EXHIBIT E

FORM OF

TRANSFER CERTIFICATE FOR EXCHANGE OR

TRANSFER FROM 144A BOOK-ENTRY NOTE

TO REGULATION S BOOK-ENTRY NOTE

U.S. Bank National Association,
as Indenture Trustee and Note Registrar
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107-2292
Attn: Structured Finance/CLI Funding V LLC 2013-1

Re:
$______ of the Fixed Rate Asset Backed Notes, Series 2013-1 (the “Notes”) issued pursuant to the Series 2013-1 Supplement, dated as of March 13, 2013, between CLI Funding V LLC (the “Issuer”) and U.S. Bank National Association (the “Indenture Trustee”) to the Indenture, dated as of March 18, 2011, between the Issuer and the Indenture Trustee.

Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S. $___________ principal amount of Notes that are held as a beneficial interest in the 144A Book-Entry Note (CUSIP No. 125634 AG0) with DTC in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested an exchange or transfer of the beneficial interest for an interest in the Regulation S Book-Entry Note (CUSIP No. U18659 AD1) to be held with [Euroclear] [Clearstream] through DTC.

In connection with the request and in receipt of the Notes, the Transferor does hereby certify that the exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Notes and the Indenture and:

(a)           pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:

(i)           the offer of the Notes was not made to a Person in the United States of America,

(ii)           either (A) at the time the buy order was originated, the transferee was outside the United States of America, or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States of America or (B) the transaction was executed in, on, or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States of America,

E-1

(iii)           no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable, and the other conditions of Rule 903 or Rule 904 of Regulation S, as applicable, have been satisfied;

(iv)           the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and

(b)           with respect to transfers made in reliance on Rule 144A under the Securities Act, the Transferor does hereby certify that the Notes are being transferred in a transaction permitted by Rule 144A under the Securities Act.

This certification and the statements contained herein are made for your benefit and the benefit of the Issuer and Wells Fargo Securities, LLC and Deutsche Bank Securities Inc., the Initial Purchasers.

[Insert name of Transferor]

Dated: ___________________	By:
Title:

E-2

EXHIBIT F

FORM OF TRANSFER CERTIFICATE FOR

EXCHANGE OR TRANSFER FROM

 REGULATION S BOOK-ENTRY NOTE TO 144A BOOK-ENTRY NOTE

U.S. Bank National Association,
as Indenture Trustee and Note Registrar
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107-2292
Attention: Structured Finance/CLI Funding V LLC 2013-1

Re:
$__________ of the Fixed Rate Asset Backed Notes, Series 2013-1 (the “Notes”) issued pursuant to the Series 2013-1 Supplement, dated as of March 13, 2013, between CLI Funding V LLC (the “Issuer”) and U.S. Bank National Association (the “Indenture Trustee”) to the Indenture, dated as of March 18, 2011, between the Issuer and the Indenture Trustee.

Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S. $_________________ aggregate principal amount of Notes which are held in the form of a Regulation S Global Note with the Depository (CUSIP (ISIN) No. U18659 AD1 (USU18659AD12)) in the name of [name of transferor] (the “Transferor”) to effect the transfer of the Notes in exchange for an equivalent beneficial interest in a Rule 144A Global Note.

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture, the Notes and the final offering memorandum dated March 6, 2013 relating to the Notes and (ii) Rule 144A under the Securities Act, to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion, the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A and a “qualified purchaser,” within the meaning of Section 3(c)(2) under the United States of America Investment Company Act of 1940, as amended (the “Investment Company Act”) and such transferee is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and (iii) in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

Each transferee of a Note is deemed to represent at the time of transfer that the transferee is a Qualified Institutional Buyer and (i) that it is a Qualified Purchaser or a Knowledgeable Employee (as defined in the Investment Company Act), (ii) that it is not formed for the purpose of investing in the Notes, unless all of its beneficial owners is a Qualified Purchaser or Knowledgeable Employee, (iii) that it is not a dealer described in paragraph (a)(1)(ii) of Rule 144A unless such transferee owns and invests on a discretionary basis at least U.S. $10 million in securities of issuers that are not affiliated persons of such dealer, (iv) that it is not a plan referred to in paragraph (a)(1)(i)(D) or (E) or Rule 144A or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such plan, unless investment decisions are made solely by the fiduciary, trustee, or sponsor of such plan, (v) that it and each account for which it is purchasing is purchasing Notes in at least the minimum denomination, and (vi) that it will provide written notice of the foregoing any other applicable transfer restrictions to any transferee.

This certification and the statements contained herein are made for your benefit and the benefit of the Issuer and Wells Fargo Securities, LLC and Deutsche Bank Securities Inc., the Initial Purchasers.

[Name of Transferor]

By:
Name:
Title:

Dated: _____________, ______

EXHIBIT G

FORM OF

INITIAL PURCHASER EXCHANGE INSTRUCTIONS

Depository Trust Company
55 Water Street
50th Floor
New York, New York 10041

Re:
$_______ of the Fixed Rate Asset Backed Notes, Series 2013-1 (the “Notes”) issued pursuant to the Series 2013-1 Supplement, dated as of March 13, 2013, between CLI Funding V LLC (the “Issuer”) and U.S. Bank National Association (the “Indenture Trustee”) to the Indenture, dated as of March 18, 2011, between the Issuer and the Indenture Trustee.

Pursuant to Section 2.07(c) of the Series 2013-1 Supplement, [Deutsche Bank Securities Inc.][Wells Fargo Securities, LLC] (the “Initial Purchaser”) hereby request that $____________ aggregate principal amount of the Notes held by you for our account and represented by the Regulation S Temporary Book-Entry Note (CUSIP No. U18659 AD1) (as defined in the Series 2013-1 Supplement) be exchanged for an equal principal amount represented by the 144A Book-Entry Note (CUSIP No. 125634 AG0) to be held by you for our account.

Dated: ___________________	[Deutsche Bank Securities Inc.][Wells Fargo Securities, LLC], as Initial Purchaser

By:
Title:

G-1

EXHIBIT H

FORM OF PURCHASER LETTER

U.S. Bank National Association,
as Indenture Trustee
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107-2292
Attention: Structured Finance/CLI Funding V LLC 2013-1

Ladies and Gentlemen:

We are delivering this letter in connection with the transfer of $__________ of the Fixed Rate Asset Backed Notes, Series 2013-1 (the “Notes”) issued pursuant to the Series 2013-1 Supplement, dated as of March 13, 2013, between CLI Funding V LLC (the “Issuer”) and U.S. Bank National Association (the “Indenture Trustee”) to the Indenture, dated as of March 18, 2011, between the Issuer and the Indenture Trustee.  Capitalized terms used herein without definition shall have the meanings assigned thereto in the Series 2013-1 Supplement.

We hereby confirm that:

(i)           we are authorized to consummate the purchase of the Notes;

(ii)           we are an institutional accredited investor (an “Institutional Accredited Investor”), within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”);

(iii)           we are purchasing the Notes for our own account or for the account of one or more other Institutional Accredited Investors;

(iv)           we are taking delivery of the Notes in an amount of at least $100,000 for our own account or for each separate account for which we are acting;

(v)           we have such knowledge and experience in financial and business matters, we are capable of evaluating the merits and risks of purchasing Notes and we, or the account for which we are purchasing Notes, can bear the economic risks of investing in the Notes for an indefinite period of time;

(vi)           we have had access to such information concerning the Issuer we have considered necessary in connection with an investment decision to acquire the Notes;

(vii)           we are acquiring Notes for investment and not with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control;

(viii)           we represent to the Initial Purchasers, the Manager, the Issuer, and the Indenture Trustee that (a) either (1) we are not, and we are not acting on behalf of, an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan within the meaning of section 4975 of the Internal Revenue Code of 1986 (“Code”) (each, a “Plan”) or a governmental, church, or non-U.S. plan which is subject to any federal, state, local, or non-U.S. law that is similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code, and no part of the assets to be used by us to purchase or hold the Notes or any interest therein constitutes the assets of any Plan or such a governmental, church, or non-U.S. plan or (2) (A) the acquisition, holding, and disposition of the Notes will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, or non-U.S. Plan, a violation of any similar federal, state, local, or non-U.S. law) and (B) we believe that the Notes are properly treated as indebtedness without substantial equity features for purposes of Section 2510.3-101 of the regulations issued by the U.S. Department of Labor, and we agree to so treat the Note and (b) we will not sell or otherwise transfer the Series 2013-1 Notes or any interest therein otherwise than to a purchaser or transferee that represents and agrees with respect to its purchase, holding, and disposition of the Notes to the same effect as the representation and agreement set forth in this sentence.  Alternatively, regardless of the rating of the Series 2013-1 Notes, such person may provide the Indenture Trustee with an Opinion of Counsel (in form and substance satisfactory to the Issuer and the Indenture Trustee), which Opinion of Counsel will not be at the expense of the Issuer, the Seller, the Initial Purchasers, the Indenture Trustee, the Manager or any Successor Manager which opines that the purchase, holding and transfer of such Series 2013-1 Note or interest therein is permissible under Applicable Law, will not constitute or result in a non exempt prohibited transaction under ERISA or Section 4975 of the Code (or, in the case of a governmental, church or non-U.S. Plan, a violation of any similar federal, state, local or non-U.S. law) and will not subject the Issuer, the Seller, the Indenture Trustee, the Manager or any Successor Manager to any obligation in addition to those undertaken in the Indenture; and

(ix)           we are not a Competitor.

We understand that the Notes are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Notes have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Notes, that such Notes may be resold, pledged, or transferred only (i) in a transaction meeting the requirements of Rule 144A (“Rule 144A”) under the Securities Act, to a person that we reasonably believe is a “qualified institutional buyer” (as defined in Rule 144A), that purchases for its own account (or for the account or accounts of a qualified institutional buyer) and to whom notice is given that the resale, pledge, or other transfer is being made in reliance on Rule 144A, or (ii) to a person that is an Institutional Accredited Investor, is taking delivery of such Notes in an amount of at least $100,000 and delivers a letter to you, in substantially the form of this letter, or (iii) in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act.

We understand that the Indenture Trustee and Note Registrar will not be required to accept for registration of transfer any Notes, except upon presentation of evidence satisfactory to the Transferor that the foregoing restrictions on transfer have been complied with.  We further understand that the Notes will bear a legend substantially to the following effect:

[For Book-Entry Notes Only:  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRANSFEROR OF SUCH NOTE (THE “TRANSFEROR”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR THE USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT SUCH NOTE MAY BE RESOLD, PLEDGED, OR TRANSFERRED ONLY IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON THAT THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT (OR FOR THE ACCOUNT OR ACCOUNTS OF A QUALIFIED INSTITUTIONAL BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (3) TO A PERSON THAT IS AN INSTITUTIONAL “ACCREDITED INVESTOR,” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3), OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IS TAKING DELIVERY OF SUCH NOTE IN AN AMOUNT OF AT LEAST $100,000 AND DELIVERS A PURCHASER LETTER TO THE INDENTURE TRUSTEE IN THE FORM ATTACHED TO THE SUPPLEMENTS.

EACH PURCHASER OF A NOTE SHALL REPRESENT OR BE DEEMED TO REPRESENT AND WARRANT TO THE INITIAL PURCHASERS, THE ISSUER, THE INDENTURE TRUSTEE, AND THE MANAGER THAT (A) EITHER (1) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, A PLAN OR A GOVERNMENTAL, CHURCH, OR NON-U.S. PLAN WHICH IS SUBJECT TO ANY FEDERAL, STATE, LOCAL, OR NON-U.S. LAW THAT IS SIMILAR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, AND NO PART OF THE ASSETS TO BE USED BY IT TO PURCHASE OR HOLD THE NOTES OR ANY INTEREST THEREIN CONSTITUTES THE ASSETS OF ANY PLAN OR SUCH A GOVERNMENTAL, CHURCH, OR NON-U.S. PLAN OR (2) (A) THE ACQUISITION, HOLDING, AND DISPOSITION OF THE NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH, OR NON-U.S. PLAN, A VIOLATION OF ANY SIMILAR FEDERAL, STATE, LOCAL, OR NON-U.S. LAW) AND (B) THE NOTES ARE RATED INVESTMENT GRADE OR BETTER AND SUCH PERSON BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF SECTION 2510.3-101 OF THE REGULATIONS ISSUED BY THE U.S. DEPARTMENT OF LABOR, AND AGREES TO SO TREAT THE NOTES; AND (b) IT WILL NOT SELL OR OTHERWISE TRANSFER THE NOTES OR ANY INTEREST THEREIN OTHERWISE THAN TO A PURCHASER OR TRANSFEREE THAT REPRESENTS AND AGREES WITH RESPECT TO ITS PURCHASE, HOLDING, AND DISPOSITION OF THE NOTES TO THE SAME EFFECT AS THE PURCHASER'S REPRESENTATION AND AGREEMENT SET FORTH IN THIS SENTENCE.  ALTERNATIVELY, REGARDLESS OF THE RATING OF THE SERIES 2013-1 NOTES, SUCH PERSON MAY PROVIDE THE INDENTURE TRUSTEE WITH AN OPINION OF COUNSEL (IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER AND THE INDENTURE TRUSTEE), WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE ISSUER, THE SELLER, THE INITIAL PURCHASERS, THE INDENTURE TRUSTEE, THE MANAGER OR ANY SUCCESSOR MANAGER WHICH OPINES THAT THE PURCHASE, HOLDING AND TRANSFER OF SUCH SERIES 2013-1 NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, A VIOLATION OF ANY SIMILAR FEDERAL, STATE, LOCAL OR NON-U.S. LAW) AND WILL NOT SUBJECT THE ISSUER, THE SELLER, THE INDENTURE TRUSTEE, THE MANAGER OR ANY SUCCESSOR MANAGER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.

THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.]

[FOR REGULATION S BOOK-ENTRY NOTES:

1.
EACH INVESTOR PURCHASING THE NOTES IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT UNDERSTANDS THAT THE NOTES HAVE NOT AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT, THAT ANY OFFERS, SALES, OR DELIVERIES OF THE NOTES PURCHASED BY IT IN THE UNITED STATES OR TO U.S. PERSONS PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMMENCEMENT OF THE DISTRIBUTION OF THE NOTES AND (II) THE SERIES 2013-1 CLOSING DATE, MAY CONSTITUTE A VIOLATION OF UNITED STATES LAW, AND THAT DISTRIBUTIONS OF PRINCIPAL AND INTEREST WILL BE MADE IN RESPECT OF SUCH NOTES ONLY FOLLOWING THE DELIVERY BY THE HOLDER OF A CERTIFICATION OF  NON-U.S. BENEFICIAL OWNERSHIP OR THE EXCHANGE OF BENEFICIAL INTEREST IN REGULATION S TEMPORARY BOOK-ENTRY NOTES FOR BENEFICIAL INTERESTS IN THE RELATED RULE 144A BOOK-ENTRY NOTES (WHICH IN EACH CASE WILL ITSELF REQUIRE A CERTIFICATION OF NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE INDENTURE.

2.
THE REGULATION S TEMPORARY BOOK-ENTRY NOTES REPRESENTING THE NOTES SOLD TO EACH INVESTOR PURCHASING THE NOTES IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT WILL BEAR A LEGEND TO THE FOLLOWING EFFECT, UNLESS THE ISSUER DETERMINES OTHERWISE CONSISTENT WITH APPLICABLE LAW:

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMPLETION OF THE DISTRIBUTION OF THE NOTES AND (II) THE SERIES 2013-1 CLOSING DATE, MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE PROCEDURES SPECIFIED IN THE INDENTURE.]

We understand that this letter is required in connection with certain securities laws. If administrative or other proceedings are commenced in connection with which this letter is or would be relevant, we irrevocably authorize you to produce this letter or a copy of this letter to any interested party in such proceedings.

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(Name of Purchaser)

By:	/s/
Name:
Title:
Address:

SCHEDULE 1

Minimum Targeted Principal Balance by Period

		Minimum			Minimum			Minimum
		Targeted			Targeted			Targeted
		Principal			Principal			Principal
Period	Date	Balance	Period	Date	Balance	Period	Date	Balance
0	Close	$250,000,000	61	Apr-2018	165,277,778	121	Apr-2023	81,944,444
1	Apr-2013	248,611,111	62	May-2018	163,888,889	122	May-2023	80,555,556
2	May-2013	247,222,222	63	Jun-2018	162,500,000	123	Jun-2023	79,166,667
3	Jun-2013	245,833,333	64	Jul-2018	161,111,111	124	Jul-2023	77,777,778
4	Jul-2013	244,444,444	65	Aug-2018	159,722,222	125	Aug-2023	76,388,889
5	Aug-2013	243,055,556	66	Sep-2018	158,333,333	126	Sep-2023	75,000,000
6	Sep-2013	241,666,667	67	Oct-2018	156,944,444	127	Oct-2023	73,611,111
7	Oct-2013	240,277,778	68	Nov-2018	155,555,556	128	Nov-2023	72,222,222
8	Nov-2013	238,888,889	69	Dec-2018	154,166,667	129	Dec-2023	70,833,333
9	Dec-2013	237,500,000	70	Jan-2019	152,777,778	130	Jan-2024	69,444,444
10	Jan-2014	236,111,111	71	Feb-2019	151,388,889	131	Feb-2024	68,055,556
11	Feb-2014	234,722,222	72	Mar-2019	150,000,000	132	Mar-2024	66,666,667
12	Mar-2014	233,333,333	73	Apr-2019	148,611,111	133	Apr-2024	65,277,778
13	Apr-2014	231,944,444	74	May-2019	147,222,222	134	May-2024	63,888,889
14	May-2014	230,555,556	75	Jun-2019	145,833,333	135	Jun-2024	62,500,000
15	Jun-2014	229,166,667	76	Jul-2019	144,444,444	136	Jul-2024	61,111,111
16	Jul-2014	227,777,778	77	Aug-2019	143,055,556	137	Aug-2024	59,722,222
17	Aug-2014	226,388,889	78	Sep-2019	141,666,667	138	Sep-2024	58,333,333
18	Sep-2014	225,000,000	79	Oct-2019	140,277,778	139	Oct-2024	56,944,444
19	Oct-2014	223,611,111	80	Nov-2019	138,888,889	140	Nov-2024	55,555,556
20	Nov-2014	222,222,222	81	Dec-2019	137,500,000	141	Dec-2024	54,166,667
21	Dec-2014	220,833,333	82	Jan-2020	136,111,111	142	Jan-2025	52,777,778
22	Jan-2015	219,444,444	83	Feb-2020	134,722,222	143	Feb-2025	51,388,889
23	Feb-2015	218,055,556	84	Mar-2020	133,333,333	144	Mar-2025	50,000,000
24	Mar-2015	216,666,667	85	Apr-2020	131,944,444	145	Apr-2025	48,611,111
25	Apr-2015	215,277,778	86	May-2020	130,555,556	146	May-2025	47,222,222
26	May-2015	213,888,889	87	Jun-2020	129,166,667	147	Jun-2025	45,833,333
27	Jun-2015	212,500,000	88	Jul-2020	127,777,778	148	Jul-2025	44,444,444
28	Jul-2015	211,111,111	89	Aug-2020	126,388,889	149	Aug-2025	43,055,556
29	Aug-2015	209,722,222	90	Sep-2020	125,000,000	150	Sep-2025	41,666,667
30	Sep-2015	208,333,333	91	Oct-2020	123,611,111	151	Oct-2025	40,277,778
31	Oct-2015	206,944,444	92	Nov-2020	122,222,222	152	Nov-2025	38,888,889
32	Nov-2015	205,555,556	93	Dec-2020	120,833,333	153	Dec-2025	37,500,000
33	Dec-2015	204,166,667	94	Jan-2021	119,444,444	154	Jan-2026	36,111,111
34	Jan-2016	202,777,778	95	Feb-2021	118,055,556	155	Feb-2026	34,722,222
35	Feb-2016	201,388,889	96	Mar-2021	116,666,667	156	Mar-2026	33,333,333
36	Mar-2016	200,000,000	97	Apr-2021	115,277,778	157	Apr-2026	31,944,444
37	Apr-2016	198,611,111	98	May-2021	113,888,889	158	May-2026	30,555,556
38	May-2016	197,222,222	99	Jun-2021	112,500,000	159	Jun-2026	29,166,667
39	Jun-2016	195,833,333	100	Jul-2021	111,111,111	160	Jul-2026	27,777,778
40	Jul-2016	194,444,444	101	Aug-2021	109,722,222	161	Aug-2026	26,388,889
41	Aug-2016	193,055,556	102	Sep-2021	108,333,333	162	Sep-2026	25,000,000
42	Sep-2016	191,666,667	103	Oct-2021	106,944,444	163	Oct-2026	23,611,111
43	Oct-2016	190,277,778	104	Nov-2021	105,555,556	164	Nov-2026	22,222,222
44	Nov-2016	188,888,889	105	Dec-2021	104,166,667	165	Dec-2026	20,833,333
45	Dec-2016	187,500,000	106	Jan-2022	102,777,778	166	Jan-2027	19,444,444
46	Jan-2017	186,111,111	107	Feb-2022	101,388,889	167	Feb-2027	18,055,556
47	Feb-2017	184,722,222	108	Mar-2022	100,000,000	168	Mar-2027	16,666,667
48	Mar-2017	183,333,333	109	Apr-2022	98,611,111	169	Apr-2027	15,277,778
49	Apr-2017	181,944,444	110	May-2022	97,222,222	170	May-2027	13,888,889
50	May-2017	180,555,556	111	Jun-2022	95,833,333	171	Jun-2027	12,500,000
51	Jun-2017	179,166,667	112	Jul-2022	94,444,444	172	Jul-2027	11,111,111
52	Jul-2017	177,777,778	113	Aug-2022	93,055,556	173	Aug-2027	9,722,222
53	Aug-2017	176,388,889	114	Sep-2022	91,666,667	174	Sep-2027	8,333,333
54	Sep-2017	175,000,000	115	Oct-2022	90,277,778	175	Oct-2027	6,944,444
55	Oct-2017	173,611,111	116	Nov-2022	88,888,889	176	Nov-2027	5,555,556
56	Nov-2017	172,222,222	117	Dec-2022	87,500,000	177	Dec-2027	4,166,667
57	Dec-2017	170,833,333	118	Jan-2023	86,111,111	178	Jan-2028	2,777,778
58	Jan-2018	169,444,444	119	Feb-2023	84,722,222	179	Feb-2028	1,388,889
59	Feb-2018	168,055,556	120	Mar-2023	83,333,333	180	Mar-2028	0
60	Mar-2018	166,666,667

Scheduled Targeted Principal Balance by Period

		Scheduled			Scheduled			Scheduled
		Targeted			Targeted			Targeted
		Principal			Principal			Principal
Period	Date	Balance	Period	Date	Balance	Period	Date	Balance
0	Close	$250,000,000	41	Aug-2016	164,583,333	82	Jan-2020	78,000,000
1	Apr-2013	247,916,667	42	Sep-2016	162,500,000	83	Feb-2020	76,300,000
2	May-2013	245,833,333	43	Oct-2016	160,416,667	84	Mar-2020	74,216,667
3	Jun-2013	243,750,000	44	Nov-2016	154,333,333	85	Apr-2020	72,133,333
4	Jul-2013	241,666,667	45	Dec-2016	152,250,000	86	May-2020	70,050,000
5	Aug-2013	239,583,333	46	Jan-2017	150,166,667	87	Jun-2020	67,966,667
6	Sep-2013	237,500,000	47	Feb-2017	148,083,333	88	Jul-2020	65,883,333
7	Oct-2013	235,416,667	48	Mar-2017	146,000,000	89	Aug-2020	63,800,000
8	Nov-2013	233,333,333	49	Apr-2017	143,916,667	90	Sep-2020	62,300,000
9	Dec-2013	231,250,000	50	May-2017	141,833,333	91	Oct-2020	60,216,667
10	Jan-2014	229,166,667	51	Jun-2017	139,750,000	92	Nov-2020	58,133,333
11	Feb-2014	227,083,333	52	Jul-2017	137,666,667	93	Dec-2020	56,383,333
12	Mar-2014	225,000,000	53	Aug-2017	135,583,333	94	Jan-2021	54,550,000
13	Apr-2014	222,916,667	54	Sep-2017	133,500,000	95	Feb-2021	52,716,667
14	May-2014	220,833,333	55	Oct-2017	131,416,667	96	Mar-2021	50,883,333
15	Jun-2014	218,750,000	56	Nov-2017	129,333,333	97	Apr-2021	49,050,000
16	Jul-2014	216,666,667	57	Dec-2017	127,250,000	98	May-2021	47,216,667
17	Aug-2014	214,583,333	58	Jan-2018	125,166,667	99	Jun-2021	45,383,333
18	Sep-2014	212,500,000	59	Feb-2018	123,083,333	100	Jul-2021	43,550,000
19	Oct-2014	210,416,667	60	Mar-2018	121,833,333	101	Aug-2021	41,716,667
20	Nov-2014	208,333,333	61	Apr-2018	120,333,333	102	Sep-2021	39,883,333
21	Dec-2014	206,250,000	62	May-2018	118,833,333	103	Oct-2021	38,050,000
22	Jan-2015	204,166,667	63	Jun-2018	116,750,000	104	Nov-2021	36,216,667
23	Feb-2015	202,083,333	64	Jul-2018	114,666,667	105	Dec-2021	34,133,333
24	Mar-2015	200,000,000	65	Aug-2018	105,666,667	106	Jan-2022	32,050,000
25	Apr-2015	197,916,667	66	Sep-2018	102,666,667	107	Feb-2022	29,966,667
26	May-2015	195,833,333	67	Oct-2018	100,583,333	108	Mar-2022	27,883,333
27	Jun-2015	193,750,000	68	Nov-2018	97,583,333	109	Apr-2022	25,550,000
28	Jul-2015	191,666,667	69	Dec-2018	96,833,333	110	May-2022	23,216,667
29	Aug-2015	189,583,333	70	Jan-2019	96,333,333	111	Jun-2022	20,883,333
30	Sep-2015	187,500,000	71	Feb-2019	96,333,333	112	Jul-2022	18,550,000
31	Oct-2015	185,416,667	72	Mar-2019	95,833,333	113	Aug-2022	16,216,667
32	Nov-2015	183,333,333	73	Apr-2019	87,333,333	114	Sep-2022	13,883,333
33	Dec-2015	181,250,000	74	May-2019	85,833,333	115	Oct-2022	11,550,000
34	Jan-2016	179,166,667	75	Jun-2019	83,750,000	116	Nov-2022	9,216,667
35	Feb-2016	177,083,333	76	Jul-2019	82,750,000	117	Dec-2022	6,883,333
36	Mar-2016	175,000,000	77	Aug-2019	82,750,000	118	Jan-2023	4,550,000
37	Apr-2016	172,916,667	78	Sep-2019	82,500,000	119	Feb-2023	2,216,667
38	May-2016	170,833,333	79	Oct-2019	82,500,000	120	Mar-2023	0
39	Jun-2016	168,750,000	80	Nov-2019	82,000,000
40	Jul-2016	166,666,667	81	Dec-2019	79,500,000